UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23357

Name of Fund:   BlackRock Multi-Sector Opportunities Trust II

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector

            Opportunities Trust II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Multi-Sector Opportunities Trust

BlackRock Multi-Sector Opportunities Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock for BlackRock Multi-Sector Opportunities Trust, you can call Computershare at (800) 699-1236 and for BlackRock Multi-Sector Opportunities Trust II you can call (800) 882-0052 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information

Section 19(a) Notices

BlackRock Multi-Sector Opportunities Trust (MSO) and BlackRock Multi-Sector Opportunities Trust II (MSO2) (each, a “Trust” and collectively, the “Trusts”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

June 30, 2020

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital (a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
MSO	$3.237218	$—	$—	$0.512782	$3.750000	86%	0%	0%	14%	100%
MSO2	2.401503	—	—	1.348497	3.750000	64	0	0	36	100

(a)

Each Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Trust Summary as of June 30, 2020	BlackRock Multi-Sector Opportunities Trust

Trust Overview

BlackRock Multi-Sector Opportunities Trust’s (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s Investor’s Service, Inc. (“Moody’s”), S&P Global Ratings or Fitch Ratings, or securities that are judged to be of comparable quality by the Trust’s investment advisers. It is anticipated that the Trust will terminate on February 22, 2024 (the “Termination Date”); however, the Board of Trustees may also, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to their investment until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	February 23, 2018
Termination Date(a)	February 22, 2024
Current Quarterly Distribution per Common Share(b)	$1.8750
Current Annualized Distribution per Common Share(b)	$7.5000
Leverage as of June 30, 2020(c)	23%

(a)

The Board of Trustees may terminate the Trust, without shareholder approval, prior to the Termination Date and may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings), minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 9.

Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Net Asset Value	$79.86	$98.42	(18.86)%	$100.88	$64.60

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	06/30/20		12/31/19
Corporate Bonds	34%		37%
Floating Rate Loan Interests	27		21
Asset-Backed Securities	15		13
Non-Agency Mortgage-Backed Securities	11		10
Preferred Securities	6		9
Foreign Agency Obligations	3		8
Short-Term Securities	2		1
Investment Companies	1		—
U.S. Government Sponsored Agency Securities	1		1
Other	—	(a)	—	(a)

(a)	Includes a less than 1% holding in each of the following investment types: Options Purchased, Options Written and Common Stocks.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	06/30/20	12/31/19
AA/Aa	—%	1%
A	1	1
BBB/Baa	11	14
BB/Ba	36	35
B/B	15	20
CCC	5	4
N/R	32	25

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	5

Trust Summary as of June 30, 2020 (continued)	BlackRock Multi-Sector Opportunities Trust

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2020 were as follows:

Returns Based On
Net Asset Value
Trust(a)	(14.75)%
Lipper General Bond Funds(b)	(6.71)

(a)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date.
(b)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The extreme market volatility and drying up of liquidity seen in March negatively impacted the Trust’s holdings of securitized assets, namely commercial mortgage-backed securities and collateralized loan obligations. In addition, exposure to U.S. high yield corporate credit, emerging market corporate debt and European corporate credit detracted from performance.

The Trust’s holdings of private assets held up well during the period and contributed positively to performance. Exposure to non-agency residential mortgage-backed securities also added to return.

Describe recent portfolio activity.

Heading into March, the Trust began trimming its emerging market exposure on concerns around the impact of coronavirus pandemic. Over the second half of the period, the Trust added opportunistically in U.S. high yield corporate and emerging market corporate debt, where valuations and fundamentals appeared attractive. Within securitized assets, the investment adviser remained patient as this segment continued to recover from the March selloff. The investment adviser also slightly reduced portfolio duration (and corresponding interest rate sensitivity), as the outlook for increased issuance warranted caution on longer-dated Treasury bonds. The Trust continued to seek opportunities to harvest the illiquidity premium by adding exposure to private investments.

Describe portfolio positioning at period end.

As of June 30, 2020, the Trust’s portfolio carried leverage of approximately 35%. The effective duration of the portfolio was approximately 2.5 years. The Trust maintained a diversified exposure across non-government sectors, including emerging markets, high yield corporate bonds, and securitized assets. At period-end, private investments comprised approximately 25% of total assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2020	BlackRock Multi-Sector Opportunities Trust II

Trust Overview

BlackRock Multi-Sector Opportunities Trust II (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s, S&P Global Ratings or Fitch, or securities that are judged to be of comparable quality by the Trust’s investment advisers. It is anticipated that the Trust will terminate on February 28, 2025 (the “Termination Date”); however, the Board of Trustees may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026. The Board of Trustees may also, without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Termination Date. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to their investment until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	April 16, 2019
Termination Date(a)	February 28, 2025
Current Quarterly Distribution per Common Share(b)	$1.8750
Current Annualized Distribution per Common Share(b)	$7.5000
Leverage as of June 30, 2020(c)	26%

(a)

The Board of Trustees may terminate the Trust, without shareholder approval, prior to the Termination Date and may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings), minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 9.

Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Net Asset Value	$81.33	$101.48	(19.86)%	$103.68	$65.95

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	06/30/20		12/31/19
Corporate Bonds	35%		39%
Asset-Backed Securities	22		19
Non-Agency Mortgage-Backed Securities	12		10
Floating Rate Loan Interests	11		9
Preferred Securities	6		9
Short-Term Securities	6		1
Foreign Agency Obligations	5		6
Investment Companies	2		6
U.S. Government Sponsored Agency Securities	1		1
U.S. Treasury Obligations	—		—	(a)
Other	—	(b)	—

(a)	Includes a less than 1% holding.
(b)	Includes a less than 1% holding in each of the following investment types: Options Purchased, Options Written and Warrants.

CREDIT QUALITY ALLOCATION (c)

Credit Rating	06/30/20	12/31/19
AAA/Aaa	—%	1%
A	1	2
BBB/Baa	12	17
BB/Ba	34	31
B	14	21
CCC/Caa	3	1
CC/Ca	—	1
C	2	1
N/R	34	25

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	7

Trust Summary as of June 30, 2020 (continued)	BlackRock Multi-Sector Opportunities Trust II

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2020 were as follows:

Returns Based On
Net Asset Value
Trust(a)	(15.86)%
Lipper General Bond Funds(b)	(6.71)

(a)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date.
(b)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The extreme market volatility and drying up of liquidity seen in March negatively impacted the Trust’s holdings of securitized assets, namely commercial mortgage-backed securities, non-agency residential mortgage-backed securities and collateralized loan obligations. In addition, exposure to U.S. high yield corporate credit, emerging market corporate debt and European corporate credit detracted from performance.

The Trust’s holdings of private assets held up well during the period and contributed positively to performance.

Describe recent portfolio activity.

Heading into March, the Trust began trimming its emerging market exposure on concerns around the impact of coronavirus pandemic. Over the second half of the period, the Trust added opportunistically in U.S. high yield corporate and emerging market corporate debt, where valuations and fundamentals appeared attractive. Within securitized assets, the investment adviser remained patient as this segment continued to recover from the March selloff. The investment adviser also slightly reduced portfolio duration (and corresponding interest rate sensitivity), as the outlook for increased issuance warranted caution on longer-dated Treasury bonds. The Trust continued to seek opportunities to harvest the illiquidity premium by adding exposure to private investments.

During the period, the Trust had a slightly higher average cash balance. The Trust’s cash position had no material impact on performance.

Describe portfolio positioning at period end.

As of June 30, 2020, the Trust’s portfolio carried approximately 30% leverage. The Trust had an effective duration of approximately 2.8 years. The Trust maintained diversified exposure across non-government sectors, including emerging markets, high yield corporate bonds, and securitized assets. The private assets in the portfolio comprised close to 8% of the total assets in the Trust.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of a Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence a Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in a Trust’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Trust’s shares than if a Trust were not leveraged. In addition, a Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. A Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to a Trust’s investment adviser will be higher than if a Trust did not use leverage.

A Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	9

Schedule of Investments (unaudited) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.1%

United States — 0.1%
Bristow Group, Inc.(a)		10,540	$146,822
Pioneer Energy Services Corp.(a)(b)		400	15,533

Total Common Stocks — 0.1% (Cost — $264,206)			162,355

		Par (000)

Asset-Backed Securities — 18.8%
522 Funding Clo I Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 7.34%), 8.89%, 01/15/33(c)(d)	USD	250	226,927
AIMCO CLO Ltd., Series 2019-10A, Class SUB, 0.00%, 07/22/32(c)(e)		1,844	903,472
Ajax Mortgage Loan Trust, Class B(c):
Series 2018-A, 0.00%, 04/25/58		447	213,121
Series 2018-B, 0.00%, 02/26/57		473	139,778
Anchorage Capital CLO Ltd.(c)(d):
Series 2013-1A, Class DR, (3 mo. LIBOR US + 6.80%), 8.11%, 10/13/30		3,050	2,739,107
Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.40%), 6.62%, 01/15/30		1,000	776,256
Apidos CLO XV, Series 2013-15A, Class ERR, (3 mo. LIBOR US + 5.70%), 6.84%, 04/20/31(c)(d)		1,000	835,111
Apidos CLO XXIX, Series 2018-29A, Class D, (3 mo. LIBOR US + 5.25%), 6.24%, 07/25/30(c)(d)		2,000	1,552,835
Apres Static CLO Ltd., Series 2019-1A, Class C, (3 mo. LIBOR US + 3.65%), 4.87%, 01/15/27(c)(d)		500	435,039
ARES LI CLO Ltd., Series 2019-51A, Class E, (3 mo. LIBOR US + 6.49%), 7.71%, 04/15/31(c)(d)		700	612,450
Ares LV CLO Ltd., Series 2020-55A, Class D, (3 mo. LIBOR US + 4.83%), 5.20%, 04/15/31(c)(d)		1,000	999,971
Ares XXXVII CLO Ltd., Series 2015-4A, Class DR, (3 mo. LIBOR US + 6.15%), 7.37%, 10/15/30(c)(d)		1,450	1,287,928
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(e)		2,300	1,420,420
Battalion CLO XI Ltd., Series 2017-11A, Class E, (3 mo. LIBOR US + 5.98%), 7.00%, 10/24/29(c)(d)		1,000	872,855
Bean Creek CLO Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.75%), 6.89%, 04/20/31(c)(d)		1,500	1,098,280
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class E, (3 mo. LIBOR US + 6.90%), 8.12%, 10/15/32(c)(d)		1,000	883,785
BlueMountain CLO XXV Ltd., Series 2019-25A, Class E, (3 mo. LIBOR US + 6.70%), 7.92%, 07/15/32(c)(d)		250	221,375
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class E, (3 mo. LIBOR US + 7.70%), 8.84%, 10/20/32(c)(d)		250	239,345
Brookside Mill CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 2.65%), 3.78%, 01/17/28(c)(d)		250	220,516
CarVal CLO II Ltd., Series 2019-1A(c)(d):
Class D, (3 mo. LIBOR US + 4.15%), 5.29%, 04/20/32		250	239,378
Class E, (3 mo. LIBOR US + 6.75%), 7.89%, 04/20/32		825	699,730
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 7.58%, 07/20/32(c)(d)		2,200	1,925,035
Cedar Funding IX CLO Ltd., Series 2018-9A, Class E, (3 mo. LIBOR US + 5.35%), 6.49%, 04/20/31(c)(d)		2,000	1,535,558
CFMT LLC, Series 2019-HB1(b)(c)(e):
Class M4, 4.49%, 12/25/29		250	197,350
Class M5, 6.00%, 12/25/29		250	177,100
Deer Creek CLO Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 6.35%), 7.49%, 10/20/30(c)(d)		1,000	843,125

Security		Par (000)	Value

Asset-Backed Securities (continued)
Elmwood CLO II Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.80%), 7.94%, 04/20/31(c)(d)	USD	500	$449,345
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 8.22%, 10/15/32(c)(d)		1,425	1,379,518
Gilbert Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 2.95%), 4.17%, 10/15/30(c)(d)		550	495,744
GoldenTree Loan Management US CLO Ltd.(c)(d):
Series 2017-1A, Class DR, (3 mo. LIBOR US + 2.65%), 3.79%, 04/20/29		700	624,780
Series 2017-2A, Class E, (3 mo. LIBOR US + 4.70%), 5.84%, 11/28/30		1,500	1,184,131
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class ER2, (3 mo. LIBOR US + 5.66%), 6.50%, 10/29/29(c)(d)		500	402,992
Highbridge Loan Management Ltd., Series 12A-18, Class D, (3 mo. LIBOR US + 5.15%), 6.29%, 07/18/31(c)(d)		1,120	888,148
JPMorgan Mortgage Acquisition Corp., Series 2006-FRE2, Class M2, (1 mo. LIBOR US + 0.36%), 0.54%, 02/25/36(d)		2,787	2,151,903
Kayne CLO Ltd., Series 2019-6A, Class E, (3 mo. LIBOR US + 7.53%), 9.28%, 01/20/33(c)(d)		500	443,801
Madison Park Funding X Ltd., Series 2012-10A, Class DR2, (3 mo. LIBOR US + 3.25%), 4.39%, 01/20/29(c)(d)		1,270	1,152,756
Madison Park Funding XXX Ltd.:
Series 2012-30X, Class C, 6.17%, 04/15/29(e)		250	193,379
Series 2018-30A, Class E, (3 mo. LIBOR US + 4.95%), 6.17%, 04/15/29(c)(d)		1,250	966,894
Madison Park Funding XXXII Ltd., Series 2018-32A, Class E, (3 mo. LIBOR US + 7.10%), 8.20%, 01/22/31(c)(d)		250	228,495
Mariner CLO LLC, Series 2018-1A, Class E, (3 mo. LIBOR US + 6.89%), 7.65%, 04/30/32(c)(d)		250	208,580
Mariner Finance Issuance Trust, Series 2018-AA, Class D, 5.44%, 07/20/32(c)		2,500	2,249,363
MCM Trust, Series 2018, Class NPL 1, 1.00%, 05/28/58(c)		3,338	2,330,916
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44(b)(c)		438	422,503
Nationstar HECM Loan Trust(b)(c)(e):
Series 2018-2A, Class M5, 6.00%, 07/25/28		2,000	1,807,400
Series 2019-1A, Class M4, 5.80%, 06/25/29		1,500	1,184,100
OCP CLO Ltd.(c):
Series 2013-4A, Class CRR, (3 mo. LIBOR US + 3.00%), 4.02%, 04/24/29(d)		600	551,172
Series 2019-16A, Class E, 7.76%, 01/20/32(e)		250	217,229
Series 2019-17A, Class E, (3 mo. LIBOR US + 6.66%), 7.80%, 07/20/32(d)		1,000	903,250
Palmer Square CLO Ltd.(c)(d):
Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.75%), 3.89%, 07/20/30		250	221,895
Series 2015-2A, Class DR2, (3 mo. LIBOR US + 5.75%), 6.89%, 07/20/30		250	204,115
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.60%), 6.78%, 07/16/31		1,500	1,219,433
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.85%), 6.21%, 08/23/31(c)(d)		2,000	1,500,724
Regatta VI Funding Ltd., Series 2016-1A, Class ER, (3 mo. LIBOR US + 5.00%), 6.14%, 07/20/28(c)(d)		250	207,034
Rockford Tower CLO Ltd.(c):
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.40%), 6.62%, 04/15/29(d)		2,000	1,480,242
Series 2017-2A, Class ER, (3 mo. LIBOR US + 6.25%), 7.47%, 10/15/29(d)		1,150	971,064
Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 3.79%, 10/20/30(d)		970	855,253

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Asset-Backed Securities (continued)
Series 2017-3A, Class E, (3 mo. LIBOR US + 5.75%), 6.89%, 10/20/30(d)	USD	1,000		$749,573
Series 2017-3A, Class SUB, 0.00%, 10/20/30(e)		350		167,119
Series 2018-1A, Class SUB, 0.00%, 05/20/31(e)		350		162,050
Series 2018-2A, Class SUB, 0.00%, 10/20/31(e)		350		161,299
Seasoned Credit Risk Transfer Trust Series, Class BX(e):
Series 2018-1, 1.59%, 05/25/57		4,507		2,014,486
Series 2018-2, 3.61%, 11/25/57		8		5,123
Sofi Professional Loan Program LLC, Series 2016-B, Class RC, 0.00%, 04/25/37(b)(c)		—	(f)	531,464
Sound Point CLO XXIV, Series 2019-3A, Class D, (3 mo. LIBOR US + 4.11%), 5.10%, 10/25/32(c)(d)		2,250		2,182,444
Strata CLO Ltd., Series 2018-1A(c):
Class A, (3 mo. LIBOR US + 7.08%), 8.30%, 01/15/31(d)		500		382,398
Class USUB, 0.00%, 01/15/18(e)		1,750		715,995
Sun Country, Series 2019-1C, 7.00%, 12/15/23(b)		672		546,353
TICP CLO VI Ltd.(c)(d):
Series 2016-5A, Class ER, (3 mo. LIBOR US + 5.75%), 6.88%, 07/17/31		250		189,068
Series 2016-6A, Class ER, (3 mo. LIBOR US + 6.40%), 7.62%, 01/15/29		1,500		1,341,723
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 8.56%, 04/15/33(c)(d)		500		403,336
TICP CLO XII Ltd., Series 2018-12A, Class E, (3 mo. LIBOR US + 5.50%), 6.72%, 01/15/31(c)(d)		2,750		2,274,668
TRESTLES CLO II Ltd., Series 2018-2A, Class D, (3 mo. LIBOR US + 5.75%), 6.74%, 07/25/31(c)(d)		1,900		1,502,011
TRESTLES CLO III Ltd., Series 2020-3A, Class SUB, 0.00%, 01/20/33(c)(e)		500		316,750
Voya CLO Ltd., Series 2014-3A, Class CR, (3 mo. LIBOR US + 2.65%), 3.64%, 07/25/26(c)(d)		350		304,495
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 4.39%, 07/20/28(c)(d)		750		695,411
York CLO Ltd.(c):
Series 2014-1A, Class DRR, 4.11%, 10/22/29(e)		250		238,589
Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.65%), 6.75%, 01/22/31(d)		500		372,868

Total Asset-Backed Securities — 18.8% (Cost — $75,381,482)				63,649,229

Corporate Bonds — 43.2%

Aerospace & Defense — 1.1%
Howmet Aerospace, Inc., 6.75%, 01/15/28(g)		1,209		1,317,810
TransDigm, Inc.(g):
6.50%, 05/15/25		1,330		1,243,669
6.25%, 03/15/26(c)		1,163		1,160,116

				3,721,595

Airlines — 0.4%
American Airlines Group, Inc.(b):
3.93%, 12/15/24		268		233,290
4.87%, 04/22/25		345		285,411
Avianca Holdings SA, 9.00%, 05/10/23(a)(c)(o)		2,508		502,854
Gol Finance SA, 7.00%, 01/31/25(c)(g)		500		281,250

				1,302,805

Auto Components — 0.1%
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26(c)(g)		79		81,469
IHO Verwaltungs GmbH, (3.63% Cash or 4.38% PIK), 3.63%, 05/15/25(h)	EUR	113		126,193

				207,662

Security		Par (000)	Value

Automobiles — 0.1%
Rolls-Royce PLC:
0.88%, 05/09/24	EUR	100	$101,505
1.63%, 05/09/28		100	97,839

			199,344

Banks — 0.3%
Credit Mutuel Arkea SA, 3.38%, 03/11/31		400	500,809
Emirates NBD Bank PJSC(6 year USD Swap + 3.66%), 6.13%(i)(j)	USD	250	248,828
Itau Unibanco Holding SA, 5.13%, 05/13/23(c)		432	451,397

			1,201,034

Beverages — 0.0%
Central American Bottling Corp., 5.75%, 01/31/27(c)(g)		100	100,344

Building Materials — 0.1%
Cemex SAB de CV, 3.13%, 03/19/26	EUR	300	305,978
US Concrete, Inc., 6.38%, 06/01/24(g)	USD	27	26,663

			332,641

Building Products — 0.0%
Standard Industries, Inc., 4.75%, 01/15/28(c)(g)		46	46,632

Capital Markets — 0.1%
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22(g)		400	348,500

Chemicals — 1.6%
Arkema SA(5 year EUR Swap + 2.87%), 2.75%(i)(j)	EUR	700	785,010
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25		100	110,647
Cydsa SAB de CV, 6.25%, 10/04/27(c)(g)	USD	1,000	978,750
ELM BV for Firmenich International SA(5 year EUR Swap + 4.39%), 3.75%(i)(j)	EUR	150	172,796
Equate Petrochemical BV, 4.25%, 11/03/26(c)	USD	457	485,563
NOVA Chemicals Corp., 4.88%, 06/01/24(c)(g)		1,407	1,312,027
OCI NV, 5.00%, 04/15/23	EUR	300	338,735
Orbia Advance Corp SAB de CV, 5.88%, 09/17/44(c)(g)	USD	1,000	1,099,688
Rock International Investment, Inc., 6.63%, 03/27/21(a)(o)	USD	550	198,477

			5,481,693

Commercial Services & Supplies — 1.3%
AA Bond Co. Ltd., 4.25%, 07/31/43	GBP	210	259,729
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(c)(g)	USD	1,254	1,260,270
KAR Auction Services, Inc., 5.13%, 06/01/25(c)(g)		816	803,760
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	200	213,016
United Rentals North America, Inc.(g):
6.50%, 12/15/26	USD	339	355,950
4.88%, 01/15/28		1,396	1,430,900

			4,323,625

Construction & Engineering — 0.8%
China Shuifa Singyes Energy Holdings Ltd., (2.0% Cash or 4.00% PIK), 6.00%, 12/19/22(h)		214	181,922
Weekley Homes LLC/Weekley Finance Corp.(g):
6.00%, 02/01/23		1,253	1,243,603
6.63%, 08/15/25		1,381	1,391,357

			2,816,882

Consumer Discretionary — 0.1%
Q-Park Holding I BV:
1.50%, 03/01/25	EUR	100	103,871
(3 mo. Euribor + 2.00%), 2.00%, 03/01/26(d)		100	105,205

			209,076

Consumer Finance — 0.3%
Credito Real SAB de CV, 7.25%, 07/20/23(c)(g)	USD	500	487,656
Muthoot Finance Ltd., 6.13%, 10/31/22(c)(g)		453	458,096

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance (continued)
Refinitiv US Holdings, Inc., 4.50%, 05/15/26	EUR	200	$233,896

			1,179,648

Containers & Packaging — 0.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, 07/15/27	GBP	250	300,482
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24	EUR	200	217,964
5.50%, 04/15/24(c)(g)	USD	1,092	1,072,549
OI European Group BV, 2.88%, 02/15/25	EUR	100	108,103
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.00%, 07/15/24(c)(g)	USD	750	752,107
Silgan Holdings, Inc.:
3.25%, 03/15/25	EUR	100	112,903
2.25%, 06/01/28		100	107,789

			2,671,897

Diversified Consumer Services — 0.3%
Pinewood Finance Co. Ltd., 3.25%, 09/30/25	GBP	300	366,154
Pinnacle Bidco PLC, 6.38%, 02/15/25		310	324,428
Verisure Holding AB, 3.50%, 05/15/23	EUR	271	304,621

			995,203

Diversified Financial Services — 3.4%
Alpha Holding SA de CV(c)(g):
10.00%, 12/19/22	USD	500	462,656
9.00%, 02/10/25		815	727,642
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	310	352,179
ASG Finance Designated Activity Co., 7.88%, 12/03/24(c)(g)	USD	1,144	777,920
Barclays PLC(5 year EUR Swap + 2.45%), 2.63%, 11/11/25(i)	EUR	200	224,385
Cabot Financial Luxembourg II SA(3 mo. Euribor + 6.38%), 6.38%, 06/14/24(d)		100	109,912
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	200	247,806
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21(g)	USD	200	202,750
8.60%, 04/08/24		200	197,188
Credit Agricole SA (5 year USD Swap + 4.90%), 7.88%(g)(i)(j)		600	650,886
Ford Motor Credit Co. LLC, 5.58%, 03/18/24(g)		612	617,936
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22	EUR	200	211,957
Intrum AB, 2.75%, 07/15/22		50	53,085
Level 3 Financing, Inc., 4.25%, 07/01/28(c)	USD	575	574,339
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(h)	EUR	470	528,045
Mong Doung Finance Holdings BV, 5.13%, 05/07/29(g)	USD	325	323,680
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		400	392,000
Quicken Loans, Inc.(c)(g):
5.75%, 05/01/25		1,531	1,565,126
5.25%, 01/15/28		46	47,466
Scenery Journey Ltd.:
11.00%, 11/06/20(g)		400	403,125
11.50%, 10/24/22		1,586	1,503,766
Usiminas International Sarl, 5.88%, 07/18/26(c)(g)		200	182,250
Verisure Midholding AB, 5.75%, 12/01/23	EUR	300	337,562
Vertical Midco GmbH(k):
1.00%, 07/15/27(d)		173	193,394
4.38%, 07/15/27		115	129,202
VZ Vendor Financing BV, 2.50%, 01/31/24		259	284,307
Wanda Group Overseas Ltd., 7.50%, 07/24/22	USD	200	186,246

			11,486,810

Diversified Telecommunication Services — 1.1%
Axtel SAB de CV, 6.38%, 11/14/24(c)(g)		1,000	1,038,520

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Oi SA, (8.00% Cash or 4.00% PIK), 10.00%, 07/27/25(g)(h)	USD	1,028	$857,095
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	210	237,822
4.75%, 07/30/25		200	231,341
Telecom Italia Capital SA, 6.38%, 11/15/33(g)	USD	1,239	1,396,973

			3,761,751

Electric Utilities — 1.8%
EDP — Energias de Portugal SA(5 year EUR Swap + 4.29%), 4.50%, 04/30/79(i)	EUR	500	596,157
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(c)(g)	USD	505	504,527
Iberdrola International BV(5 year EUR Swap + 2.97%), 3.25%(i)(j)	EUR	500	594,050
Inkia Energy Ltd., 5.88%, 11/09/27(c)(g)	USD	1,000	985,000
Perusahaan Listrik Negara PT, 4.88%, 07/17/49(g)		250	272,478
PG&E Corp., 5.00%, 07/01/28		390	389,883
ReNew Power Synthetic, 6.67%, 03/12/24(g)		500	503,281
Talen Energy Supply LLC(c)(g):
7.25%, 05/15/27		1,591	1,583,045
6.63%, 01/15/28		675	660,656

			6,089,077

Energy Equipment & Services — 0.6%
Neerg Energy Ltd., 6.00%, 02/13/22(g)		600	590,063
Pioneer Energy Services Corp.(c)(h):
11.00%, 05/15/25		164	131,207
5.00%, 11/15/25(l)		112	60,530
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(c)(g)		1,195	1,120,031

			1,901,831

Equity Real Estate Investment Trusts (REITs) — 1.2%
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24	EUR	100	106,517
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(c)(g)	USD	750	708,750
Hyatt Hotels Corp., 5.38%, 04/23/25		224	237,364
Marriott International, Inc., 4.63%, 06/15/30		106	109,987
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(c)		555	567,487
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.63%, 05/01/24(g)		1,895	1,961,363
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/01/29(c)(g)		422	411,450

			4,102,918

Food & Staples Retailing — 0.1%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	123,290
BRF GmbH, 4.35%, 09/29/26(g)	USD	200	193,000
Picard Groupe SAS(3 mo. Euribor + 3.00%), 3.00%, 11/30/23(d)	EUR	100	107,707

			423,997

Food Products — 0.7%
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(c)(g)	USD	43	45,338
MHP Lux SA, 6.25%, 09/19/29(c)(g)		1,000	953,750
Minerva Luxembourg SA, 6.50%, 09/20/26(c)(g)		1,300	1,306,500

			2,305,588

Forest Products — 0.3%
Suzano Austria GmbH, 7.00%, 03/16/47(c)(g)		1,000	1,098,750

Health Care Providers & Services — 1.6%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(c)		55	55,138
DaVita, Inc., 4.63%, 06/01/30(c)		890	885,728
HCA, Inc., 3.50%, 09/01/30		1,210	1,165,438

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Select Medical Corp., 6.25%, 08/15/26(c)	USD	780	$788,541
Tenet Healthcare Corp.(c):
4.63%, 09/01/24(g)		901	880,727
4.88%, 01/01/26(g)		1,488	1,448,940
4.63%, 06/15/28		49	47,736

			5,272,248

Hotels, Restaurants & Leisure — 1.9%
1011778 BC ULC/New Red Finance, Inc., 5.00%, 10/15/25(c)		23	22,865
Boyd Gaming Corp.(c):
8.63%, 06/01/25		82	85,690
4.75%, 12/01/27(g)		443	380,980
Caesars Entertainment Corp., 5.00%, 10/01/24(l)		435	731,108
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(c)		220	221,100
Cirsa Finance International Sarl, 7.88%, 12/20/23(c)(g)		400	367,000
Colt Merger Sub, Inc.(c)(k):
5.75%, 07/01/25		144	144,821
6.25%, 07/01/25		486	482,962
8.13%, 07/01/27		314	303,403
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	200	235,918
Golden Entertainment, Inc., 7.63%, 04/15/26(c)(g)	USD	274	252,080
International Game Technology PLC, 6.50%, 02/15/25(c)(g)		1,150	1,175,886
IRB Holding Corp., 7.00%, 06/15/25(c)		151	155,636
Ladbrokes Group Finance PLC, 5.13%, 09/16/22	GBP	26	32,961
Scientific Games International, Inc., 7.00%, 05/15/28(c)(g)	USD	464	371,200
SeaWorld Parks & Entertainment, Inc., 8.75%, 05/01/25(c)		669	675,690
Sisal Group SpA, 7.00%, 07/31/23	EUR	69	76,661
Studio City Finance Ltd., 7.25%, 02/11/24(g)	USD	300	308,531
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(c)(g)		482	430,788

			6,455,280

Household Durables — 3.0%
Alam Synergy Pte Ltd., 11.50%, 04/22/21(g)		131	98,387
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/27(c)(g)		602	639,625
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.25%, 09/15/27(c)(g)		541	517,364
Controladora Mabe SA de CV, 5.60%, 10/23/28(c)(g)		1,000	1,040,312
M/I Homes, Inc., 4.95%, 02/01/28(g)		510	506,813
PulteGroup, Inc.(g):
5.50%, 03/01/26		500	545,300
7.88%, 06/15/32		1,138	1,454,136
Taylor Morrison Communities, Inc.(c)(g):
5.88%, 06/15/27		647	670,124
5.75%, 01/15/28		2,269	2,337,070
TRI Pointe Group, Inc.:
5.25%, 06/01/27(g)		505	502,475
5.70%, 06/15/28		38	38,570
William Lyon Homes, Inc., 6.63%, 07/15/27(c)(g)		1,489	1,533,670
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24		200	197,063

			10,080,909

Household Products — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/28(c)(g)		495	486,337
Century Communities, Inc., 6.75%, 06/01/27(g)		110	110,550

			596,887

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers — 1.1%
Calpine Corp.(c)(g):
5.25%, 06/01/26	USD	1,406	$1,419,652
4.50%, 02/15/28		1,365	1,330,875
5.13%, 03/15/28		722	707,560
Genneia SA, 8.75%, 01/20/22(c)		539	431,874

			3,889,961

Industrial Conglomerates — 0.3%
Grupo KUO SAB de CV, 5.75%, 07/07/27(c)(g)		800	732,410
Vertical US Newco, Inc., 5.25%, 07/15/27(c)(k)		274	274,000

			1,006,410

Insurance — 0.6%
Asahi Mutual Life Insurance Co.(5 year USD Swap + 4.59%), 6.50%(i)(j)		400	424,955
ASR Nederland NV(5 year EUR Swap + 4.00%), 3.38%, 05/02/49(i)	EUR	400	465,488
Assicurazioni Generali SpA(3 mo. Euribor + 5.35%), 5.00%, 06/08/48(i)		500	626,351
AXA SA(3 mo. LIBOR GBP + 3.27%), 5.63%, 01/16/54(i)	GBP	400	604,079

			2,120,873

Internet & Direct Marketing Retail — 0.1%
Expedia Group, Inc., 6.25%, 05/01/25(c)	USD	416	443,154

IT Services — 0.1%
21Vianet Group, Inc., 7.88%, 10/15/21		200	201,952

Leisure Time — 0.5%
Carlson Travel, Inc., 6.75%, 12/15/23(c)(g)		2,704	1,757,600

Machinery — 0.3%
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(c)(g)		1,152	1,149,466

Media — 2.0%
Altice Financing SA, 2.25%, 01/15/25	EUR	180	189,085
Altice France SA, 2.50%, 01/15/25		341	364,155
Banijay Entertainment SASU, 3.50%, 03/01/25		121	129,486
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(c)(g)	USD	738	708,480
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(c)(g)		1,831	1,325,186
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(c)(g)		733	727,547
SES SA(5 year EUR Swap + 5.40%), 5.63%(i)(j)	EUR	800	921,194
Sirius XM Radio, Inc.(c)(g):
5.00%, 08/01/27	USD	70	71,545
5.50%, 07/01/29		66	69,473
TEGNA, Inc., 4.63%, 03/15/28(c)(g)		301	276,920
United Group BV:
4.88%, 07/01/24	EUR	430	478,235
(3 mo. Euribor + 3.25%), 3.25%, 02/15/26(d)		100	106,733
Ziggo BV, 5.50%, 01/15/27(c)(g)	USD	1,300	1,316,328

			6,684,367

Metals & Mining — 1.3%
ArcelorMittal SA, 1.75%, 11/19/25	EUR	100	106,836
Commercial Metals Co.(g):
4.88%, 05/15/23	USD	181	182,358
5.75%, 04/15/26		51	52,275
5.38%, 07/15/27		1,374	1,391,175
Nexa Resources SA, 5.38%, 05/04/27(c)(g)		2,000	1,932,750
Steel Dynamics, Inc., 2.40%, 06/15/25		25	25,747
thyssenkrupp AG:
1.88%, 03/06/23	EUR	127	136,830
2.88%, 02/22/24		145	156,720
Vedanta Resources Finance II PLC, 8.00%, 04/23/23	USD	230	167,722

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Vedanta Resources Ltd., 7.13%, 05/31/23	USD	270	$195,412
Yankuang Group Cayman Ltd., 4.75%, 11/30/20(g)		210	210,021

			4,557,846

Multi-Utilities — 0.1%
Grupo Energia Bogota SA ESP, 4.88%, 05/15/30(c)		200	211,000

Multiline Retail — 0.1%
Hipercor SA, 3.88%, 01/19/22	EUR	200	227,212

Oil, Gas & Consumable Fuels — 5.7%
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(m)	USD	713	508,771
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)(c)(o)		110	2,200
Buckeye Partners LP, 4.13%, 03/01/25(c)		195	187,058
Callon Petroleum Co., 6.25%, 04/15/23(g)		1,458	552,247
Centennial Resource Production LLC(c)(g):
5.38%, 01/15/26		1,841	975,730
6.88%, 04/01/27		127	67,310
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27(g)		890	977,995
Cheniere Energy, Inc., (4.88% PIK), 4.88%, 05/28/21(c)(h)(k)(l)		1,977	1,996,104
Chesapeake Energy Corp., 11.50%, 01/01/25(c)(g)		868	99,126
Citgo Holding, Inc., 9.25%, 08/01/24(c)(g)		306	304,470
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)		54	48,398
eG Global Finance PLC:
3.63%, 02/07/24	EUR	437	467,476
4.38%, 02/07/25		211	217,863
6.25%, 10/30/25		100	108,979
Geopark Ltd., 6.50%, 09/21/24(c)(g)	USD	2,000	1,829,375
Hammerhead Resources, Inc., Series AI, 9.00%, 07/10/22(h)		895	854,510
Hilong Holding Ltd., 8.25%, 09/26/22		200	75,000
Neptune Energy Bondco PLC, 6.63%, 05/15/25(c)(g)		200	174,000
NGPL PipeCo LLC, 7.77%, 12/15/37(c)(g)		1,032	1,259,553
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(c)		393	419,528
Petrobras Global Finance BV:
6.00%, 01/27/28(g)		1,200	1,253,220
5.60%, 01/03/31		689	692,100
7.25%, 03/17/44(g)		900	975,656
Petroleos Mexicanos(g):
6.88%, 08/04/26		950	897,512
6.50%, 03/13/27		543	492,067
6.50%, 01/23/29		400	347,560
Puma International Financing SA, 5.13%, 10/06/24(c)		1,000	857,500
QEP Resources, Inc., 6.88%, 03/01/21		62	59,210
Rockies Express Pipeline LLC, 6.88%, 04/15/40(c)(g)		1,000	947,600
Santos Finance Ltd., 5.25%, 03/13/29(g)		400	426,917
Seven Generations Energy Ltd., 5.38%, 09/30/25(c)(g)		32	28,160
SM Energy Co., 10.00%, 01/15/25(c)		320	303,802
Sunoco LP/Sunoco Finance Corp., 6.00%, 04/15/27(g)		27	26,730
Transocean Guardian Ltd., 5.88%, 01/15/24(c)(g)		202	175,748
WPX Energy, Inc., 5.88%, 06/15/28		34	32,672
YPF SA, 8.50%, 03/23/21(c)(g)		243	205,715
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		385	383,075

			19,230,937

Oil: Crude Producers — 0.1%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 06/15/25(c)		123	120,279
Service Properties Trust, 7.50%, 09/15/25		58	61,105

			181,384

Security		Par (000)	Value

Pharmaceuticals — 0.6%
Bausch Health Cos., Inc., 4.50%, 05/15/23	EUR	100	$111,064
Cheplapharm Arzneimittel GmbH, 3.50%, 02/11/27		100	108,833
Jaguar Holding Co. II/PPD Development LP, 5.00%, 06/15/28(c)	USD	82	83,947
Jubilant Pharma Ltd., 6.00%, 03/05/24		200	200,000
Merck KGaA (5 year EURIBOR ICE Swap Rate + 2.94%), 2.88%, 06/25/79(i)	EUR	600	701,064
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24		221	244,256
Rossini Sarl:
(3 mo. Euribor + 3.88%), 3.88%, 10/30/25(d)		100	110,105
6.75%, 10/30/25		300	358,877
Synlab Bondco PLC (3 mo. Euribor + 4.75%), 4.75%, 07/01/25(d)		137	153,612

			2,071,758

Plastics — 0.0%
Pearl Holding III Ltd., 9.50%, 12/11/22(g)	USD	200	49,266

Producer Durables: Miscellaneous — 0.0%
Boxer Parent Co., Inc., 6.50%, 10/02/25	EUR	100	115,608

Real Estate — 2.2%
Central China Real Estate Ltd.(g):
6.50%, 03/05/21	USD	200	199,598
6.75%, 11/08/21		200	198,682
China Aoyuan Group Ltd., 7.95%, 02/19/23		400	415,084
China SCE Group Holdings Ltd.:
7.45%, 04/17/21		500	503,390
8.75%, 01/15/21(g)		200	201,688
7.25%, 04/19/23		200	198,500
CIFI Holdings Group Co. Ltd., 5.50%, 01/23/22(g)		400	400,606
Country Garden Holdings Co. Ltd.:
7.25%, 04/04/21(g)		300	301,875
6.15%, 09/17/25		200	211,593
Easy Tactic Ltd.:
9.13%, 07/28/22(g)		200	190,793
8.63%, 02/27/24		300	269,719
8.13%, 07/11/24		200	174,750
Excel Capital Global Ltd. (U.S. Treasury Yield Curve Rate T-Note Contant Maturity + 9.34%), 7.00%(i)(j)		500	500,630
Global Prime Capital Pte Ltd., 7.25%, 04/26/21(g)		200	199,566
Greenland Global Investment Ltd. (3 mo. LIBOR US + 4.85%), 5.13%, 09/26/21(d)		300	295,726
JGC Ventures Pte Ltd., 10.75%, 08/30/21(g)		200	80,000
Jingrui Holdings Ltd., 9.45%, 04/23/21(g)		200	193,250
Kaisa Group Holdings Ltd., 11.95%, 10/22/22(g)		200	208,438
Logan Group Co. Ltd., 6.50%, 07/16/23		200	204,750
Nova Land Investment Group Corp., 5.50%, 04/27/23(l)		600	596,334
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20		300	299,505
6.95%, 04/17/21		300	302,097
7.13%, 11/08/22		200	202,042
Ronshine China Holdings Ltd.:
8.75%, 10/25/22		200	207,733
8.95%, 01/22/23		200	208,875
Times China Holdings Ltd., 7.63%, 02/21/22		300	306,861
Zhenro Properties Group Ltd.:
9.15%, 03/08/22		200	204,250
9.15%, 05/06/23		200	202,482

			7,478,817

Real Estate Management & Development — 1.5%
Agile Group Holdings Ltd., 8.50%, 07/18/21(g)		400	413,538

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
China Aoyuan Group Ltd.:
7.50%, 05/10/21	USD	400	$404,972
8.50%, 01/23/22(g)		200	206,588
China Evergrande Group:
4.25%, 02/14/23	HKD	6,000	729,388
7.50%, 06/28/23(g)	USD	200	167,438
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21(g)		200	200,062
7.38%, 10/04/21		400	395,486
Forestar Group, Inc., 8.00%, 04/15/24(c)(g)		1,495	1,547,325
Logan Property Holdings Co. Ltd., 7.50%, 08/25/22		200	207,013
New Metro Global Ltd., 6.50%, 04/23/21(g)		500	501,005
Seazen Group Ltd., 7.50%, 01/22/21(g)		200	201,500
Summit Properties Ltd., 2.00%, 01/31/25	EUR	100	102,469

			5,076,784

Road & Rail — 0.1%
Autostrade per l’Italia SpA, 5.88%, 06/09/24		200	246,589

Semiconductors & Semiconductor Equipment — 0.0%
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(c)	USD	42	44,028

Textiles, Apparel & Luxury Goods — 0.0%
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		470	147,653

Thrifts & Mortgage Finance — 0.0%
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(c)		24	22,800

Transportation Infrastructure — 0.5%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(c)(g)		1,707	1,517,864
Ferrovial Netherlands BV(5 year EUR Swap + 2.13%), 2.12%(i)(j)	EUR	100	105,046

			1,622,910

Utilities — 0.9%
Centrais Eletricas Brasileiras SA(c):
3.63%, 02/04/25(g)	USD	702	686,205
4.63%, 02/04/30		522	496,217
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	100	113,361
Stoneway Capital Corp.:
10.00%, 03/01/27(a)(c)(o)	USD	1,948	664,851
10.00%, 03/01/27		691	235,720
Vistra Operations Co. LLC, 5.00%, 07/31/27(c)(g)		792	800,910

			2,997,264

Wireless Telecommunication Services — 1.8%
Altice France SA, 2.13%, 02/15/25	EUR	148	155,176
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24(c)(g)	USD	2,000	2,045,340
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31		279	276,977
HTA Group Ltd., 7.00%, 12/18/25(c)		215	217,150
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	100	109,332
Sprint Corp., 7.88%, 09/15/23(g)	USD	1,343	1,512,554
T-Mobile USA, Inc., 6.50%, 01/15/26(g)		1,286	1,344,011
VEON Holdings BV, 4.00%, 04/09/25(c)(g)		388	401,095
VTR Comunicaciones SpA, 5.13%, 01/15/28(c)		200	204,100

			6,265,735

Total Corporate Bonds — 43.2% (Cost — $ 156,801,081)			146,516,001

Floating Rate Loan Interests(d) — 34.9%

Aerospace & Defense — 0.4%
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.43%, 12/09/25		1,338	1,200,422

Security		Par (000)	Value

Air Freight & Logistics — 0.8%
WestJet Airlines Ltd., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26	USD	2,604	$2,080,971
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 02/24/25		809	787,189

			2,868,160

Airlines — 0.2%
Allegiant Travel Co., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 3.43%, 02/05/24		735	652,509

Asset Management & Custodian — 4.9%
Magnum Intermediate Holdings I LLC, 2nd Lien Term Loan, (Fixed + 13.25%), 13.25%, 10/26/21(b)		17,000	16,745,000

Banks — 0.9%
Caliber Home Loans, Inc., 2018 Revolver, (1 mo. LIBOR + 3.25%), 3.17%, 04/24/21(b)		2,018	2,008,091
Roundpoint Mortgage Servicing Corp., 2018 Term Loan, 3.55%, 08/08/20(b)		1,011	1,011,411

			3,019,502

Building Products — 0.3%
Advanced Drainage Systems, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 2.44%, 07/31/26		65	62,791
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.18%, 12/14/24		1,072	1,005,884

			1,068,675

Capital Markets — 5.6%
A10 Capital LLC, Mezzanine Term Loan, (1 mo. LIBOR + 6.50%), 7.50%, 03/31/23(b)		19,400	18,895,600

Commercial Services & Supplies — 0.0%
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.50%, 09/19/26		77	72,613

Communications Equipment — 0.3%
Interface Security Systems LLC, Term Loan, (3 mo. LIBOR + 7.00%), 8.75%, 08/07/23(b)		1,069	1,027,844

Construction & Engineering — 1.1%
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 3.94%, 04/12/25		1,980	1,878,146
SRS Distribution, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 4.32%, 05/23/25		309	291,769
Summit Materials Companies I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 11/21/24		1,762	1,689,132

			3,859,047

Construction Materials — 0.2%
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.18%, 08/13/25		739	710,123

Diversified Financial Services — 4.8%
CLGF Holdco 1 LLC, Term Loan, (1 mo. LIBOR + 6.00%), 7.76%, 12/31/20(b)		5,925	5,480,625
Colorado Plaza, Term Loan, (1 mo. LIBOR + 2.90%), 3.08%, 06/09/21(b)		5,000	4,500,000
Credito Real SAB de CV, Term Loan B, (3 mo. LIBOR + 3.75%), 4.12%, 02/17/23(b)		160	142,400
Opendoor GP II LLC, Mezzanine Term Loan, (Fixed + 10.00%), 10.00%, 01/23/26(b)		5,333	5,333,333
Spectacle Gary Holdings LLC,(b):
Delayed Draw Term Loan, 11.00%, 12/23/25		—	—
Term Loan B, (3 mo. LIBOR + 9.00%), 11.00%, 12/23/25		850	782,348

			16,238,706

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities — 0.1%
Pacific Gas & Electric Co., 2020 Exit Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25	USD	337	$330,681

Electrical Equipment — 0.5%
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/01/24		1,896	1,821,994

Electronic Equipment, Instruments & Components — 0.4%
Robertshaw US Holding Corp., 2018 1st Lien Term Loan, (6 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 02/28/25		1,757	1,457,427

Food Products — 2.8%
Arnott’s Biscuits Ltd., AUD 2nd Lien Term Loan, (3 mo. LIBOR + 8.50%, 1.00% Floor), 9.50%, 12/17/27(b)	AUD	14,500	9,456,098

Health Care Providers & Services — 0.7%
Acadia Healthcare Co., Inc., 2018 Term Loan B4, 02/16/23(n)	USD	2,039	1,992,185
Select Medical Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 2.68%, 03/06/25		240	227,759

			2,219,944

Hotels, Restaurants & Leisure — 2.1%
18 Fremont Street Acquisition LLC, Term Loan B, (3 mo. LIBOR + 8.00%), 9.50%, 08/09/25		2,003	1,750,042
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 02/02/26		409	354,174
Caesars Resort Collection LLC, 2020 Term Loan, 06/17/25(n)		342	320,840
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%), 3.25%, 10/04/23		523	412,926
Playtika Holding Corp., Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.07%, 12/10/24		1,263	1,259,827
Scientific Games International, Inc., 2018 Term Loan B5, (6 mo. LIBOR + 2.75%), 3.61%, 08/14/24		1,896	1,672,704
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.81%, 07/10/25		1,183	1,174,403

			6,944,916

Media — 0.9%
Connect Finco Sarl, Term Loan B, 5.50%, 12/12/26		847	794,633
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.68%, 04/15/27		419	396,575
Diamond Sports Group LLC, Term Loan, (3 mo. LIBOR + 3.25%), 3.43%, 08/24/26		1,519	1,231,903
Lamar Media Corp., 2020 Term Loan B, (1 mo. LIBOR + 1.50%), 1.67%, 02/06/27		58	56,523
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 2.68%, 05/29/26		729	692,515

			3,172,149

Oil, Gas & Consumable Fuels — 1.1%
BCP Raptor II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 4.93%, 11/03/25		743	479,551
Buckeye Partners LP, 2019 Term Loan B, (1 mo. LIBOR + 2.75%), 2.92%, 11/01/26		1,324	1,266,102
California Resources Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 12/31/22		1,180	402,675
Chesapeake Energy Corp., 2019 Last Out Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 06/24/24		919	527,111
CITGO Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/01/23		993	940,811

			3,616,250

Security		Par (000)	Value

Pharmaceuticals — 0.8%
Bausch Health Cos., Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 2.94%, 11/27/25	USD	2,042	$1,971,218
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.11%, 11/15/27		811	779,409

			2,750,627

Road & Rail — 0.1%
Genesee & Wyoming Inc., Term Loan, (3 mo. LIBOR + 2.00%), 2.31%, 12/30/26		405	389,004

Software — 5.8%
Aligend Energy LLC, Term Loan, 10/09/23(b)(n)		5,335	5,201,413
PowerSchool, 2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.93%, 08/03/26		15,000	14,400,000

			19,601,413

Water Utilities — 0.1%
PLH Infrastructure Services, Inc., 2018 Term Loan, (3 mo. LIBOR + 6.00%), 6.47%, 08/07/23(b)		359	298,059

Total Floating Rate Loan Interests — 34.9% (Cost — $125,289,650)			118,416,763

Foreign Agency Obligations — 3.9%

Bahrain — 0.3%
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(g)		844	938,950

Colombia — 1.2%
Colombia Government International Bond(g):
8.13%, 05/21/24		1,200	1,440,375
4.50%, 01/28/26		1,750	1,905,859
3.88%, 04/25/27		773	819,139

			4,165,373

Dominican Republic — 0.1%
Dominican Republic International Bond, 5.95%, 01/25/27		494	496,933

Egypt — 1.2%
Egypt Government International Bond:
5.58%, 02/21/23(g)		795	812,142
5.75%, 05/29/24(c)		465	467,034
7.50%, 01/31/27(g)		640	669,400
7.50%, 01/31/27(c)(g)		350	366,078
6.38%, 04/11/31(c)	EUR	264	274,359
8.50%, 01/31/47(g)	USD	1,394	1,362,635

			3,951,648

Indonesia — 0.1%
Indonesia Government International Bond, 5.35%, 02/11/49(g)		315	408,417

Panama — 0.3%
Panama Government International Bond, 3.16%, 01/23/30		885	953,035

Paraguay — 0.2%
Paraguay Government International Bond, 5.40%, 03/30/50(c)(g)		500	567,031

Peru — 0.1%
Peruvian Government International Bond, 2.78%, 01/23/31		460	490,705

Sri Lanka — 0.1%
Sri Lanka Government International Bond(g):
7.85%, 03/14/29		263	170,950
7.55%, 03/28/30		200	128,500

			299,450

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ukraine — 0.3%
Ukraine Government International Bond:
7.75%, 09/01/22	USD	129	$134,483
8.99%, 02/01/24(g)		447	480,525
7.75%, 09/01/25(g)		369	384,682

			999,690

Total Foreign Agency Obligations — 3.9% (Cost — $13,093,866)			13,271,232

		Shares

Investment Companies — 0.7%

Fixed Income Funds — 0.7%
iShares iBoxx USD High Yield Corporate Bond ETF(q)		30,000	2,448,600

Total Investment Companies — 0.7% (Cost — $2,390,729)			2,448,600

		Par (000)

Non-Agency Mortgage-Backed Securities — 14.2%

Collateralized Mortgage Obligations — 1.4%
BCAP LLC Trust, Series 2012-RR3, Class 1A5, 6.44%, 12/26/37(c)(e)		2,007	1,765,764
Cascade Funding Mortgage Trust, Series 2019-RM3, Class C, 4.00%, 06/25/69(c)(e)		1,956	1,659,866
RMF Buyout Issuance Trust, Series 2019-1, Class M4, 4.23%, 07/25/29(b)(c)(e)		1,450	1,371,250

			4,796,880

Commercial Mortgage-Backed Securities — 12.8%
Barclays Commercial Mortgage Trust, Series 2019-C3, Class D, 3.00%, 05/15/52(c)		1,629	1,000,300
BBCMS Mortgage Trust(c)(d):
Series 2018-TALL, Class E, (1 mo. LIBOR US + 2.44%), 2.62%, 03/15/37		2,000	1,703,698
Series 2019-CLP, Class E, (1 mo. LIBOR US + 2.11%), 2.30%, 12/15/31		1,393	1,270,735
Benchmark Mortgage Trust(c):
Series 2018-B2, Class D, 2.84%, 02/15/51(e)		3,000	2,085,479
Series 2018-B3, Class D, 3.21%, 04/10/51(e)		2,500	1,644,586
Series 2019-B9, Class XD, 2.17%, 03/15/52(e)		11,550	1,570,404
Series 2020-B16, Class D, 2.50%, 02/15/53		619	424,597
BX Commercial Mortgage Trust(c)(d):
Series 2018-IND, Class H, (1 mo. LIBOR US + 3.00%), 3.18%, 11/15/35		1,400	1,358,200
Series 2020-BXLP, Class F, (1 mo. LIBOR US + 2.00%), 2.18%, 12/15/36		816	775,151
CFK Trust, Series 2019-FAX, Class E, 4.64%, 01/15/39(c)(e)		2,000	1,837,398
Citigroup Commercial Mortgage Trust(c)(e):
Series 2016-P3, Class D, 2.80%, 04/15/49		1,000	551,400
Series 2019-PRM, Class F, 4.89%, 05/10/36		2,000	1,758,804
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class D, 3.00%, 03/15/52(c)		1,939	1,313,064
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.33%, 04/10/37(c)(e)		999	717,187
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.65%, 10/10/34(c)(e)		1,000	963,825
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class G, (1 mo. LIBOR US + 2.50%), 2.85%, 07/15/32(c)(d)		400	380,418

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Trust, Series 2012-GCJ9, Class C, 4.45%, 11/10/45(c)(e)	USD	982	$977,066
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.27%, 12/15/48(c)(e)		857	643,677
JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XD, 1.50%, 06/15/51(c)(e)		11,427	1,040,347
JPMorgan Chase Commercial Mortgage Securities Trust(c):
Series 2015-JP1, Class E, 4.39%, 01/15/49(e)		2,031	1,381,782
Series 2020-MKST, Class E, (1 mo. LIBOR US + 2.25%), 2.43%, 12/15/36(d)		1,300	1,151,016
LSTAR Commercial Mortgage Trust, Series 2016-4, Class C, 4.71%, 03/10/49(c)(e)		476	383,363
Morgan Stanley Capital I Trust:
Series 2017-H1, Class D, 2.55%, 06/15/50(c)		1,000	649,049
Series 2017-HR2, Class D, 2.73%, 12/15/50(b)		250	200,225
Series 2018-H3, Class D, 3.00%, 07/15/51(c)		3,000	1,969,344
Series 2018-MP, Class E, 4.42%, 07/11/40(c)(e)		2,000	1,438,850
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 2.73%, 07/15/35(c)(d)		1,800	1,574,715
Series 2019-AGLN, Class F, (1 mo. LIBOR US + 2.60%), 2.78%, 03/15/34(c)(d)		2,000	1,574,118
Series 2019-H7, Class D, 3.00%, 07/15/52(c)		1,250	774,022
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class MCR1, (1 mo. LIBOR US + 2.35%), 2.53%, 06/15/35(c)(d)		1,705	1,586,320
Velocity Commercial Capital Loan Trust, Series 2018-1(c):
Class M5, 6.26%, 04/25/48		338	288,928
Class M6, 7.26%, 04/25/48		635	525,739
Wells Fargo Commercial Mortgage Trust:
Series 2015-C28, Class D, 4.24%, 05/15/48(e)		2,400	1,576,691
Series 2017-C41, Class D, 2.60%, 11/15/50(c)(e)		1,967	1,260,851
Series 2018-C44, Class D, 3.00%, 05/15/51(c)		3,000	1,867,593
Series 2018-C45, Class D, 3.00%, 06/15/51(c)		2,100	1,350,081
Series 2020-SDAL, Class E, (1 mo. LIBOR US + 2.74%), 2.92%, 02/15/37(c)(d)		2,200	1,769,572

			43,338,595

Total Non-Agency Mortgage-Backed Securities — 14.2% (Cost — $56,381,134)			48,135,475

Preferred Securities — 7.7%

Capital Trusts — 7.6%

Auto Components — 0.3%
Volkswagen International Finance NV, 3.88%(i)(j)		900	1,006,163

Banks — 3.0%
ABN AMRO Bank NV, 4.75%(i)(j)		800	860,601
Allied Irish Banks PLC, 7.38%(i)(j)		200	226,289
Banco Bilbao Vizcaya Argentaria SA, Series 9, 6.50%(g)(i)(j)		400	386,000
Banco Mercantil del Norte SA, 6.75%(c)(g)(i)(j)		1,000	943,906
Banco Santander SA, 6.75%(i)(j)		400	460,356
Bank of East Asia Ltd., 5.88%(i)(j)		250	241,050
Bankia SA(i)(j):
6.00%		200	205,995
6.38%		400	424,052
BAWAG Group AG, 5.00%(i)(j)		800	822,402
Burgan Bank SAK, 5.75%(i)(j)		200	193,625
CaixaBank SA, 6.75%(i)(j)		400	449,400
Cooperatieve Rabobank UA(i)(j):
3.25%		400	412,224
4.63%		800	906,664

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Erste Group Bank AG(i)(j):
5.13%	USD	800	$874,640
8.88%		200	234,243
ING Groep NV, 6.75%(g)(i)(j)		1,000	1,022,500
Intesa Sanpaolo SpA, 7.75%(i)(j)		500	612,307
KBC Group NV, 4.25%(i)(j)		800	858,354

			10,134,608

Building Materials — 0.0%
Holcim Finance Luxembourg SA, 3.00%(i)(j)		100	112,631

Chemicals — 0.1%
Solvay Finance SA, 5.43%(i)(j)		190	230,542

Diversified Financial Services — 2.5%
Barclays PLC, 7.75%(g)(i)(j)		400	406,500
BNP Paribas SA(i)(j):
6.13%		400	459,520
6.63%(g)		500	510,000
Credit Agricole SA, 6.88%(i)(j)		500	515,625
Credit Suisse Group AG(c)(g)(i)(j):
6.25%		400	416,672
6.38%		600	609,300
7.50%		900	935,019
HSBC Holdings PLC, 6.25%(g)(i)(j)		1,400	1,389,500
Societe Generale SA, 7.38%(e)(g)(j)		800	806,000
UBS Group AG, 7.00%(g)(i)(j)		1,400	1,538,530
UniCredit SpA(i)(j):
6.63%		700	768,755
6.75%		200	219,644

			8,575,065

Diversified Telecommunication Services — 0.3%
Telefonica Europe BV(i)(j):
3.88%		600	672,544
4.38%		200	231,441

			903,985

Electric Utilities — 0.3%
Orsted A/S, 2.25%,(i)		800	914,568
RWE AG, 2.75%,(i)		200	223,903

			1,138,471

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26		100	111,784

Insurance — 0.4%
Argentum Netherlands BV for Swiss Re Ltd., 5.75%, 08/15/50(g)(i)		800	869,360
KDB Life Insurance Co. Ltd., 7.50%(i)(j)		500	451,406

			1,320,766

Oil, Gas & Consumable Fuels — 0.2%
BP Capital Markets PLC, 3.25%(i)(j)		100	112,814
Naturgy Finance BV, 4.13%(i)(j)		200	230,317
Repsol International Finance BV, 3.75%(i)(j)		100	111,788
TOTAL SA, 3.37%(i)(j)		300	358,116

			813,035

Utilities — 0.4%
Electricite de France SA(i)(j):
5.00%		100	119,730
5.38%		300	362,834
Engie SA, 3.25%(i)(j)		600	704,790

			1,187,354

Security		Par (000)	Value

Wireless Telecommunication Services — 0.1%
Vodafone Group PLC, 3.10%, 01/03/79	USD	200	$224,700

Total Capital Trusts — 7.6%			25,759,104

Preferred Stock — 0.1%

Capital Markets — 0.1%
2020 Cash Mandatory Exchangeable Trust, 5.25%(b)(c)(l)		295	304,919

Total Preferred Stock — 0.1%			304,919

Total Preferred Securities—7.7% (Cost — $26,329,594)			26,064,023

U.S. Government Sponsored Agency Securities — 1.0%

Collateralized Mortgage Obligations — 0.5%
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class B1, (1 mo. LIBOR US + 3.15%), 3.33%, 07/25/30(d)		2,000	1,823,822

Commercial Mortgage-Backed Securities — 0.5%
FREMF Mortgage Trust, Series 2017-KGX1, Class BFX, 3.71%, 10/25/27(c)(e)		1,500	1,532,475

Total U.S. Government Sponsored Agency Securities — 1.0% (Cost — $3,374,375)			3,356,297

Total Long-Term Investments — 124.5% (Cost — $459,306,117)			422,019,975

		Shares

Short-Term Securities — 2.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(p)(q)		9,517,491	9,517,491

Total Short-Term Securities — 2.8% (Cost — $9,517,491)			9,517,491

Options Purchased — 0.1% (Cost — $515,167)			271,330

Total Investments Before Options Written — 127.4% (Cost — $ 469,338,775)			431,808,796

Options Written — (0.0)% (Premiums Received — $52,153)			(24,720)

Total Investments, Net of Options Written — 127.4% (Cost — $469,286,622)			431,784,076

Liabilities in Excess of Other Assets — (27.4)%			(92,766,701)

Net Assets — 100.0%			$339,017,375

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Amount is less than 500.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(j)	Perpetual security with no stated maturity date.
(k)	When-issued security.
(l)	Convertible security.
(m)	Zero-coupon bond.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Issuer filed for bankruptcy and/or is in default.
(p)	Annualized 7-day yield as of period end.

(q)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	9,307,423	210,068	(b)	—	9,517,491	$9,517,491	$36,700	$—	$—
iShares iBoxx USD High Yield Corporate Bond ETF	—	195,000		(165,000)	30,000	2,448,600	15,150	659,026	57,872

						$11,966,091	$51,850	$659,026	$57,872

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A	1.15%	07/18/19	Open	$730,485	$745,438	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.15	08/01/19	Open	478,488	487,300	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.15	08/01/19	Open	841,163	856,950	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.15	08/01/19	Open	990,000	1,008,201	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.15	08/01/19	Open	475,750	484,679	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.15	08/01/19	Open	2,042,100	2,080,222	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.15	08/01/19	Open	554,344	564,683	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.15	08/02/19	Open	680,000	692,778	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(0.15)	09/06/19	Open	145,500	144,642	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	09/06/19	Open	886,500	889,738	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	09/06/19	Open	932,042	947,179	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/06/19	Open	884,898	899,633	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/06/19	Open	1,211,280	1,231,451	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/06/19	Open	1,174,845	1,194,409	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/06/19	Open	1,110,454	1,128,946	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/06/19	Open	779,625	792,608	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/06/19	Open	936,250	951,841	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/06/19	Open	1,125,198	1,143,935	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/06/19	Open	1,191,585	1,211,428	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/06/19	Open	465,625	473,379	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	09/09/19	Open	1,260,000	1,278,305	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	09/09/19	Open	236,875	240,316	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	09/09/19	Open	521,875	529,884	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.15%	09/09/19	Open	1,306,875	1,327,467	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	09/09/19	Open	411,892	418,551	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/09/19	Open	1,645,611	1,672,890	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/09/19	Open	98,901	100,541	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/09/19	Open	1,016,288	1,033,134	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/09/19	Open	620,301	630,584	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/09/19	Open	707,850	719,584	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/09/19	Open	1,146,530	1,165,535	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/09/19	Open	183,250	186,288	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/09/19	Open	1,274,000	1,295,118	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	1,035,070	1,052,652	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	174,845	177,815	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	1.30%	09/09/19	Open	$299,168	$304,249	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	2,234,180	2,272,130	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	567,743	577,386	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	621,563	632,120	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	546,315	555,595	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	151,135	153,702	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	1,113,431	1,132,344	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	628,125	638,794	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	234,613	238,598	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	1,116,375	1,135,338	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	1,135,488	1,154,775	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	220,580	224,327	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	213,308	216,931	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	1,176,130	1,196,108	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	1,284,176	1,305,989	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	681,360	692,934	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	1,250,659	1,271,913	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	158,015	160,699	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	917,280	932,861	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/09/19	Open	1,240,736	1,261,812	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/30/19	Open	413,315	419,535	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/30/19	Open	352,500	357,805	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/30/19	Open	511,500	519,197	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/30/19	Open	282,238	286,485	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.30	09/30/19	Open	1,383,840	1,405,193	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.30	09/30/19	Open	836,804	849,716	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.30	09/30/19	Open	467,289	474,499	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/30/19	Open	618,998	628,549	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/30/19	Open	38,180	38,769	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/30/19	Open	68,434	69,490	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/30/19	Open	38,295	38,886	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/30/19	Open	25,360	25,751	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/30/19	Open	22,714	23,064	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/30/19	Open	57,255	58,138	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/30/19	Open	41,113	41,747	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/30/19	Open	58,275	59,174	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/30/19	Open	42,904	43,566	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/30/19	Open	412,206	418,567	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/30/19	Open	23,659	24,024	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/30/19	Open	38,324	38,915	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.20	10/03/19	Open	178,250	180,828	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.20	10/03/19	Open	458,750	465,385	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.30	11/07/19	Open	822,500	832,852	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.15	11/08/19	Open	522,988	529,127	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/08/19	Open	164,000	166,054	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.95	11/26/19	Open	232,755	234,909	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	11/26/19	Open	103,500	104,646	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	11/26/19	Open	356,000	359,941	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.35	11/26/19	Open	164,250	166,168	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	12/02/19	Open	380,426	384,471	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.25	12/02/19	Open	390,350	394,500	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/08/20	Open	675,955	681,621	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	02/06/20	Open	171,250	172,261	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	02/06/20	Open	158,750	159,687	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	02/06/20	Open	170,750	171,758	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	02/06/20	Open	885,170	890,395	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.15	02/06/20	Open	177,750	178,846	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	02/06/20	Open	180,075	181,210	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	02/06/20	Open	172,250	173,336	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/06/20	Open	305,906	307,668	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/06/20	Open	564,000	567,248	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/06/20	Open	368,115	370,235	Corporate Bonds	Open/Demand

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	1.05%	02/06/20	Open	$655,215	$658,988	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/06/20	Open	963,270	968,817	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/06/20	Open	1,230,206	1,237,290	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	02/06/20	Open	267,890	269,487	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	02/06/20	Open	439,640	442,261	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	02/06/20	Open	447,356	450,023	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	02/06/20	Open	279,225	280,946	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	02/06/20	Open	312,000	313,923	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	02/11/20	Open	455,940	458,498	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	02/11/20	Open	451,250	453,782	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	02/11/20	Open	399,000	401,239	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	02/11/20	Open	356,500	358,500	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	02/11/20	Open	335,000	336,945	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/14/20	Open	1,129,375	1,134,747	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/21/20	Open	90,746	91,258	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/02/20	Open	1,186,598	1,192,140	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/02/20	Open	1,121,250	1,126,487	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/02/20	Open	1,847,500	1,856,129	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/02/20	Open	1,872,500	1,881,246	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/02/20	Open	1,228,130	1,233,866	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/02/20	Open	1,862,500	1,871,199	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/02/20	Open	1,921,056	1,930,029	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	03/02/20	Open	354,375	355,256	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	03/03/20	Open	1,141,650	1,147,223	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	03/03/20	Open	1,008,665	1,013,756	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	03/03/20	Open	782,088	786,035	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/18/20	Open	1,004,250	1,007,586	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/18/20	Open	855,000	857,841	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	03/20/20	Open	29,348	29,511	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	03/20/20	Open	285,355	286,940	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	03/26/20	Open	426,750	427,888	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	03/26/20	Open	659,000	663,833	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	03/26/20	Open	406,053	409,302	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	03/26/20	Open	506,567	510,620	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	03/26/20	Open	390,915	392,270	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	04/15/20	Open	353,000	353,186	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	04/15/20	Open	235,625	235,874	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.70	04/15/20	Open	258,375	258,757	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	541,600	542,743	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	1,230,000	1,232,597	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	234,375	234,870	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	258,395	258,941	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	829,312	831,063	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	04/15/20	Open	165,750	166,135	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	04/15/20	Open	137,000	137,318	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	04/15/20	Open	792,000	793,839	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	04/15/20	Open	362,713	363,555	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	04/15/20	Open	150,500	150,850	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	04/15/20	Open	172,250	172,650	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.15	04/15/20	Open	172,000	172,418	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.15	04/15/20	Open	653,888	655,475	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	04/15/20	Open	757,500	759,419	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	04/15/20	Open	700,613	702,388	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	04/15/20	Open	167,500	167,924	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	04/15/20	Open	167,250	167,674	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	04/15/20	Open	174,500	174,942	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	04/15/20	Open	544,553	545,932	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	04/15/20	Open	175,000	175,443	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/15/20	Open	369,761	370,737	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/15/20	Open	635,456	637,132	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/15/20	Open	831,250	833,444	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	1.25%	04/15/20	Open	$82,875	$83,094	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/15/20	Open	357,986	358,930	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.35	04/15/20	Open	1,122,353	1,125,551	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.45	04/15/20	Open	722,675	724,887	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	04/16/20	Open	326,500	327,282	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	04/22/20	Open	286,563	286,974	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/22/20	Open	642,160	643,699	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	04/22/20	Open	1,704,063	1,707,165	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/27/20	Open	279,518	280,139	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	05/11/20	Open	142,949	143,178	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	05/12/20	Open	402,500	403,171	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	05/29/20	Open	444,975	445,403	Corporate Bonds	Open/Demand

				$102,691,064	$103,771,565

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	49	09/21/20	$6,819	$23,136
U.S. Long Bond	3	09/21/20	536	4,965
U.S. Ultra Bond	115	09/21/20	25,088	(63,884)

				(35,783)

Short Contracts
5-Year U.S. Treasury Note	294	09/30/20	36,968	(96,053)

				$(131,836)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	9,629,060	USD	10,566,401	Morgan Stanley & Co. International PLC	07/06/20	$252,724
GBP	2,522,073	USD	3,106,641	Morgan Stanley & Co. International PLC	07/06/20	18,533
USD	57,000	EUR	50,000	Deutsche Bank AG	07/06/20	821
USD	10,862,831	EUR	9,629,060	Morgan Stanley & Co. International PLC	07/06/20	43,707
USD	300,039	EUR	264,000	Morgan Stanley & Co. International PLC	07/16/20	3,347
USD	40,646,568	EUR	36,123,058	Deutsche Bank AG	08/05/20	32,371

						351,503

EUR	36,123,058	USD	40,620,848	Deutsche Bank AG	07/06/20	(33,306)
USD	39,657,266	EUR	36,123,058	Deutsche Bank AG	07/06/20	(930,277)
USD	186,570	EUR	167,000	HSBC Bank USA N.A.	07/06/20	(1,070)
USD	1,029,857	EUR	925,209	JPMorgan Chase Bank N.A.	07/06/20	(9,700)
USD	993,992	EUR	893,000	UBS AG	07/06/20	(9,375)
USD	3,113,449	GBP	2,522,073	Morgan Stanley & Co. International PLC	07/06/20	(11,725)
EUR	9,629,060	USD	10,869,813	Morgan Stanley & Co. International PLC	08/05/20	(43,582)
USD	3,107,187	GBP	2,522,073	Morgan Stanley & Co. International PLC	08/05/20	(18,603)
USD	368,521	HKD	2,860,000	Bank of America N.A.	09/15/20	(328)
USD	368,315	HKD	2,858,345	Morgan Stanley & Co. International PLC	09/15/20	(321)
USD	9,932,252	AUD	14,427,500	Morgan Stanley & Co. International PLC	09/16/20	(26,756)

						$(1,085,043)

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
iShares iBoxx USD Investment Grade Corporate Bond ETF	1,700	07/17/20	USD	82.00	USD	13,875	$115,600

Put
iShares Russell 2000 ETF	375	07/17/20	USD	120.00	USD	5,369	$11,250
SPDR S&P 500 ETF Trust	480	07/17/20	USD	295.00	USD	14,801	144,480

							155,730

							$271,330

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	480	07/17/20	USD	265.00	USD	14,801	$(24,720)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.30.V10	5.00%	Quarterly	06/20/23	CC+	USD	11,125	$44,322	$502,597	$(458,275)
CDX.NA.HY.32.V12	5.00%	Quarterly	06/20/24	CCC	USD	9,227	33,052	472,207	(439,155)
CDX.NA.HY.34.V6	5.00%	Quarterly	06/20/25	B	USD	2,945	(16,633)	(200,982)	184,349

							$60,741	$773,822	$(713,081)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Broadcom, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	70	$(1,459)	$1,936	$(3,395)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Broadcom, Inc.	1.00%	Quarterly	Citibank N.A.	06/20/24	BBB-	USD	790	$6,322	$(48,433)	$54,755
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB	EUR	25	(3,940)	(4,518)	578
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB	EUR	55	(8,639)	(9,936)	1,297
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	10,000	(1,939,062)	(1,088,709)	(850,353)
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	NR	USD	10,000	(1,939,062)	(1,248,067)	(690,995)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	15,000	(2,908,593)	(1,091,478)	(1,817,115)

								$(6,792,974)	$(3,491,141)	$(3,301,833)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$974,804	$(200,982)	$184,349	$(897,430)	$—
OTC Swaps	1,936	(3,491,141)	56,630	(3,361,858)	—
Options Written	N/A	N/A	27,433	—	(24,720)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$28,101	$—	$28,101
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	351,503	—	—	351,503
Options purchased
Investments at value — unaffiliated(b)	—	—	271,330	—	—	—	271,330
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	184,349	—	—	—	—	184,349
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	58,566	—	—	—	—	58,566

	$—	$242,915	$271,330	$351,503	$28,101	$—	$893,849

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$159,937	$—	$159,937
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,085,043	—	—	1,085,043
Options written
Options written at value	—	—	24,720	—	—	—	24,720
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	897,430	—	—	—	—	897,430
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	6,852,999	—	—	—	—	6,852,999

	$—	$7,750,429	$24,720	$1,085,043	$159,937	$—	$9,020,129

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(418,938)	$—	$(418,938)
Forward foreign currency exchange contracts	—	—	—	843,965	—	—	843,965
Options purchased(a)	—	—	(516,944)	79,036	—	—	(437,908)
Options written	—	—	(9,906)	145,463	—	—	135,557
Swaps	—	(3,180,632)	—	—	—	—	(3,180,632)

	$—	$(3,180,632)	$(526,850)	$1,068,464	$(418,938)	$—	$(3,057,956)

(a)	Options purchased are included in net realized gain (loss) from investments.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(354,047)	$—	$(354,047)
Forward foreign currency exchange contracts	—	—	—	690,153	—	—	690,153
Options purchased(b)	—	—	16,452			—	16,452
Options written	—	—	(41,899)	—	—	—	(41,899)
Swaps	—	(8,633,776)	—	—	—	—	(8,633,776)

	$—	$(8,633,776)	$(25,447)	$690,153	$(354,047)	$—	$(8,323,117)

(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$61,137,336
Average notional value of contracts — short	$49,307,461
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$131,919,858
Average amounts sold — in USD	$86,961,106
Options:
Average value of option contracts purchased	$156,185
Average value of option contracts written	$12,360
Credit default swaps:
Average notional value-buy protection	$70,000
Average notional value-sell protection	$60,036,540

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$9,188		$130,760
Forward foreign currency exchange contracts	351,503		1,085,043
Options	271,330	(a)	24,720
Swaps — Centrally cleared	—		33,517
Swaps — OTC(b)	58,566		6,852,999

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$690,587		$8,127,039
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(280,518)		(188,997)

Total derivative assets and liabilities subject to an MNA	$410,069		$7,938,042

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Citibank N.A.	$56,630	$(56,630)	$—	$—	$—
Deutsche Bank AG	33,192	(33,192)	—	—	—
JPMorgan Chase Bank N.A.	1,936	(1,936)	—	—	—
Morgan Stanley & Co. International PLC	318,311	(318,311)	—	—	—

	$410,069	$(410,069)	$—	$—	$—

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

Derivative Financial Instruments — Offsetting as of Period End (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)(d)
Bank of America N.A.	$328	$—	$—	$—	$328
Citibank N.A.	62,887	(56,630)	—	—	6,257
Deutsche Bank AG	2,902,645	(33,192)	—	(2,820,000)	49,453
HSBC Bank USA N.A.	1,070	—	—	—	1,070
JPMorgan Chase Bank N.A.	13,095	(1,936)	—	—	11,159
Morgan Stanley & Co. International PLC	4,948,642	(318,311)	—	(4,392,000)	238,331
UBS AG	9,375	—	—	—	9,375

	$7,938,042	$(410,069)	$—	$(7,212,000)	$315,973

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$146,822	$—	$15,533	$162,355
Asset-Backed Securities	—	58,782,959	4,866,270	63,649,229
Corporate Bonds	1,325,722	144,671,578	518,701	146,516,001
Floating Rate Loan Interests	—	47,534,541	70,882,222	118,416,763
Foreign Agency Obligations	—	13,271,232	—	13,271,232
Investment Companies	2,448,600	—	—	2,448,600
Non-Agency Mortgage-Backed Securities	—	46,564,000	1,571,475	48,135,475
Preferred Securities	—	25,759,104	304,919	26,064,023
U.S. Government Sponsored Agency Securities	—	3,356,297	—	3,356,297
Short-Term Securities
Money Market Fund	9,517,491	—	—	9,517,491
Options Purchased
Equity Contracts	271,330	—	—	271,330
Liabilities:
Unfunded floating rate loan interests(a)	—	—	(3,229)	(3,229)

	$13,709,965	$339,939,711	$78,155,891	$431,805,567

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$186,224	$54,755	$240,979
Foreign currency exchange contracts	—	351,503	—	351,503
Interest rate contracts	28,101	—	—	28,101
Liabilities:
Credit contracts	—	(4,255,893)	(3,395)	(4,259,288)
Equity contracts	(24,720)	—	—	(24,720)
Foreign currency exchange contracts	—	(1,085,043)	—	(1,085,043)
Interest rate contracts	(159,937)	—	—	(159,937)

	$(156,556)	$(4,803,209)	$51,360	$(4,908,405)

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $103,771,565 are categorized as Level 2 within the disclosure hierarchy.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

Fair Value Hierarchy as of Period End (continued)

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments and derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Stocks	Non-Agency Mortgage-Backed Securities	Unfunded Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of December 31, 2019	$3,938,928	$130,179	$718,193	$88,031,644	$161,138	$—	$—	$92,980,082
Transfers into Level 3(a)	4,680,096	—	—	—	—	1,450,684	—	6,130,780
Transfers out of Level 3(b)	(965,078)	—	—	(16,862,812)	—		—	(17,827,890)
Accrued discounts/premiums	3,174	—	—	47,417	—	157	—	50,748
Net realized gain (loss)	68,557	—	—	5,163	—		—	73,720
Net change in unrealized appreciation (depreciation)(c)(d)	(1,283,419)	35,200	(110,374)	(2,697,356)	(47,328)	(110,489)	(3,229)	(4,216,995)
Purchases	513,751	5,332	—	6,888,223	295,000	231,123	—	7,933,429
Sales	(2,089,739)	(155,178)	(89,118)	(4,530,057)	(103,891)	—	—	(6,967,983)

Closing Balance, as of June 30, 2020	$4,866,270	$15,533	$518,701	$70,882,222	$304,919	$1,571,475	$(3,229)	$78,155,891

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020(d)	$(1,225,842)	$10,201	$(110,374)	$(2,690,127)	$9,919	$(110,489)	$(3,229)	$(4,119,941)

	Credit Contracts Assets	Credit Contracts Liabilities	Total
Opening Balance, as of December 31, 2019	59,578	—	59,578
Transfers into Level 3	—	(3,852)	(3,852)
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(c)(e)	(4,823)	457	(4,366)
Purchases	—	—	—
Issues	—	—	—
Sales	—	—	—
Settlements	—	—	—

Closing Balance, as of June 30, 2020	$54,755	$(3,395)	$51,360

Net change in unrealized appreciation (depreciation) on derivative financial instruments still held at June 30, 2020(e)	$(4,823)	$457	$(4,366)

(a)

As of December 31, 2019, the Trust used observable inputs in determining the value of certain investment. As of June 30, 2020 the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of December 31, 2019, the Trust used significant unobservable inputs in determining the value of certain investments. As of June 30, 2020 the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at June 30, 2020 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments and derivative financial instruments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $25,684,322. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets:
Asset-Backed Securities	$546,353	Income	Discount Rate	16%	—
Corporate Bonds	518,701	Income	Discount Rate	10%-16%	13%
Floating Rate Loan Interests(b)	51,457,875	Income	Discount Rate	9%-15%	12%

	$52,522,929

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period ended June 30, 2020, the valuation technique for investments classified as Floating Loan Rate Interests amounting to $9,456,098 changed to income approach. The investments were previously valued utilizing Transaction Price. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 29.2%
AIMCO CLO Ltd., Series 2019-10A, Class SUB, 0.00%, 07/22/32(a)(b)	USD	773	$378,488
Ajax Mortgage Loan Trust, Series 2019-C, Class A, 3.95%, 10/25/58(a)(b)		1,313	1,310,560
Anchorage Capital CLO Ltd., Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 4.52%, 01/28/31(a)(c)		250	233,633
ARES LI CLO Ltd., Series 2019-51A, Class E, (3 mo. LIBOR US + 6.49%), 7.71%, 04/15/31(a)(c)		300	262,479
Ares LV CLO Ltd., Series 2020-55A, Class D, (3 mo. LIBOR US + 4.83%), 5.20%, 04/15/31(a)(c)		750	749,979
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class E, (3 mo. LIBOR US + 6.90%), 8.12%, 10/15/32(a)(c)		500	441,893
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class E, (3 mo. LIBOR US + 7.70%), 8.84%, 10/20/32(a)(c)		250	239,345
CarVal CLO II Ltd., Series 2019-1A(a)(c):
Class D, (3 mo. LIBOR US + 4.15%), 5.29%, 04/20/32		2,000	1,915,028
Class E, (3 mo. LIBOR US + 6.75%), 7.89%, 04/20/32		250	212,039
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 7.58%, 07/20/32(a)(c)		1,300	1,137,521
CarVal CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.89%), 4.07%, 07/16/31(a)(c)		250	220,978
Cedar Funding II CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 3.60%), 3.91%, 06/09/30(a)(c)		1,050	994,170
Cent CLO Ltd., Series 2013-19A, Class C, (3 mo. LIBOR US + 3.30%), 4.14%, 10/29/25(a)(c)		700	646,979
Elmwood CLO II Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.80%), 7.94%, 04/20/31(a)(c)		250	224,672
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 8.22%, 10/15/32(a)(c)		500	484,041
Finance of America Structured Securities Trust, Series 2019-HB1, Class M5, 6.00%, 04/25/29(a)(b)(d)		2,000	1,416,800
Gilbert Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 2.95%), 4.17%, 10/15/30(a)(c)		1,500	1,352,028
GoldenTree Loan Management US CLO Ltd., Series 2017-1A, Class DR, (3 mo. LIBOR US + 2.65%), 3.79%, 04/20/29(a)(c)		300	267,763
GSAA Home Equity Trust, Series 2005-14, Class 1A2, (1 mo. LIBOR US + 0.35%), 0.53%, 12/25/35(c)		3,371	1,302,177
Kayne CLO Ltd., Series 2019-6A, Class E, (3 mo. LIBOR US + 7.53%), 9.28%, 01/20/33(a)(c)		250	221,900
Madison Park Funding X Ltd., Series 2012-10A, Class DR2, (3 mo. LIBOR US + 3.25%), 4.39%, 01/20/29(a)(c)		560	508,302
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 4.84%, 04/20/26(a)(c)		800	757,087
Madison Park Funding XXXII Ltd., Series 2018-32A, Class E, (3 mo. LIBOR US + 7.10%), 8.20%, 01/22/31(a)(c)		750	685,485
Mariner CLO LLC, Series 2018-1A, Class E, (3 mo. LIBOR US + 6.89%), 7.65%, 04/30/32(a)(c)		1,250	1,042,902
Mariner Finance Issuance Trust, Series 2018-AA, Class D, 5.44%, 07/20/32(a)		900	809,771
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44(a)(d)		438	422,503
Nationstar HECM Loan Trust, Series 2019-1A, Class M4, 5.80%, 06/25/29(a)(b)(d)		1,500	1,184,100

Security	Par (000)			Value

Asset-Backed Securities (continued)
OCP CLO Ltd.(a):
Series 2013-4A, Class CRR, (3 mo. LIBOR US + 3.00%), 4.02%, 04/24/29(c)	USD	300		$275,586
Series 2014-7A, Class B1RR, 3.39%, 07/20/29(b)		500		483,271
Series 2019-16A, Class E, 7.76%, 01/20/32(b)		250		217,229
Series 2019-17A, Class E, (3 mo. LIBOR US + 6.66%), 7.80%, 07/20/32(c)		1,500		1,354,875
OHA Credit Partners VII Ltd., Series 2012-7A, Class DR, (3 mo. LIBOR US + 4.20%), 4.58%, 11/20/27(a)(c)		1,000		972,456
OZLM Funding III Ltd., Series 2013-3A, Class BRR, (3 mo. LIBOR US + 2.70%), 3.80%, 01/22/29(a)(c)		1,000		982,363
Palmer Square Loan Funding Ltd.(a):
Series 2019-2A, Class C, 4.39%, 04/20/27(b)		1,025		908,539
Series 2019-3A, Class C, (3 mo. LIBOR US + 3.40%), 3.78%, 08/20/27(c)		1,750		1,706,404
Series 2019-4A, Class C, (3 mo. LIBOR US + 3.25%), 4.27%, 10/24/27(c)		600		579,072
Recette CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.75%), 3.89%, 10/20/27(a)(c)		1,000		972,886
Rockford Tower CLO Ltd.(a):
Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 3.79%, 10/20/30(c)		430		379,133
Series 2017-3A, Class SUB, 0.00%, 10/20/30(b)		250		119,371
Series 2018-1A, Class SUB, 0.00%, 05/20/31(b)		250		115,750
Series 2018-2A, Class SUB, 0.00%, 10/20/31(b)		250		115,214
Saxon Asset Securities Trust, Series 2007-1, Class M1, (1 mo. LIBOR US + 0.29%), 0.47%, 01/25/47(c)		2,759		1,914,371
Sofi Professional Loan Program LLC, Series 2016-B, Class RC, 0.00%, 04/25/37(a)(d)		—	(e)	132,866
Sound Point CLO XXIV, Series 2019-3A, Class D, (3 mo. LIBOR US + 4.11%), 5.10%, 10/25/32(a)(c)		1,500		1,454,963
Sun Country, Series 2019-1C, 7.00%, 12/15/23(d)		288		234,151
TCI-Flatiron CLO Ltd., Series 2016-1A, Class DR, 4.93%, 07/17/28(a)(b)		750		729,562
TICP CLO XII Ltd., Series 2018-12A, Class E, (3 mo. LIBOR US + 5.50%), 6.72%, 01/15/31(a)(c)		2,450		2,026,522
TRESTLES CLO II Ltd.(a)(c):
Series 2017-1A, Class C, (3 mo. LIBOR US + 3.65%), 4.64%, 07/25/29		1,000		948,503
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.75%), 6.74%, 07/25/31		250		197,633
TRESTLES CLO III Ltd., Series 2020-3A, Class SUB, 1.64%, 01/20/33(a)(b)		250		158,375
Voya CLO Ltd., Series 2014-3A, Class CR, (3 mo. LIBOR US + 2.65%), 3.64%, 07/25/26(a)(c)		250		217,497
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 4.39%, 07/20/28(a)(c)		1,000		927,215
York CLO Ltd.(a)(c):
Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 4.74%, 10/20/29		500		467,534
Series 2016-2A, Class ER, (3 mo. LIBOR US + 6.75%), 7.89%, 04/20/32		500		393,897

Total Asset-Backed Securities — 29.2% (Cost — $42,743,810)				38,407,861

Corporate Bonds — 46.3%

Aerospace & Defense — 0.6%
TransDigm, Inc., 6.25%, 03/15/26(a)(f)		730		728,190

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(a)(f)	USD	17	$17,809

Airlines — 0.6%
American Airlines Group, Inc., 3.93%, 12/15/24(d)		109	94,797
Avianca Holdings SA, 9.00%, 05/10/23(a)(g)(h)		1,000	200,500
Gol Finance SA, 7.00%, 01/31/25(a)(f)		400	225,000
Latam Finance Ltd., 6.88%, 04/11/24(a)(g)(h)		750	204,375

			724,672

Auto Components — 0.2%
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26(a)(f)		144	148,500
IHO Verwaltungs GmbH, (3.63% Cash or 4.38% PIK), 3.63%, 05/15/25(i)	EUR	100	111,676

			260,176

Automobiles — 0.1%
Rolls-Royce PLC, 0.88%, 05/09/24		100	101,505

Banks — 0.5%
Bancolombia SA(5 year CMT + 2.94%), 4.63%, 12/18/29(c)(f)(j)	USD	250	234,958
Credit Mutuel Arkea SA, 3.38%, 03/11/31	EUR	200	250,404
Itau Unibanco Holding SA, 5.13%, 05/13/23(a)	USD	212	221,519

			706,881

Beverages — 0.5%
Central American Bottling Corp., 5.75%, 01/31/27(a)(f)		600	602,063

Building Materials — 0.1%
Cemex SAB de CV, 3.13%, 03/19/26	EUR	100	101,993
US Concrete, Inc., 6.38%, 06/01/24	USD	11	10,862

			112,855

Building Products — 0.1%
Masonite International Corp., 5.38%, 02/01/28(a)		9	9,202
Standard Industries, Inc.(a):
6.00%, 10/15/25		19	19,556
5.00%, 02/15/27		9	9,113
4.75%, 01/15/28(f)		35	35,481

			73,352

Capital Markets — 0.3%
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22		200	174,250
Operadora de Servicios Mega SA de CV, 8.25%, 02/11/25(a)(f)		200	184,438

			358,688

Chemicals — 1.8%
Arkema SA(5 year EUR Swap + 2.87%), 2.75%(j)(k)	EUR	300	336,433
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25		100	110,647
Cydsa SAB de CV, 6.25%, 10/04/27(a)(f)	USD	400	391,500
ELM BV for Firmenich International SA(5 year EUR Swap + 4.39%), 3.75%(j)(k)	EUR	100	115,197
Equate Petrochemical BV, 4.25%, 11/03/26(a)	USD	224	238,000
NOVA Chemicals Corp., 4.88%, 06/01/24(a)(f)		621	579,082
OCI NV, 5.00%, 04/15/23	EUR	100	112,912
Orbia Advance Corp SAB de CV, 5.88%, 09/17/44(a)(f)	USD	400	439,875

			2,323,646

Commercial Services & Supplies — 1.2%
Clean Harbors, Inc., 4.88%, 07/15/27(a)		9	9,248
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(a)(f)		448	450,240
KAR Auction Services, Inc., 5.13%, 06/01/25(a)(f)		444	437,340
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	106,508

Security	Par (000)		Value

Commercial Services & Supplies (continued)
United Rentals North America, Inc.:
4.63%, 10/15/25	USD	13	$13,065
5.88%, 09/15/26		17	17,816
6.50%, 12/15/26(f)		19	19,950
5.50%, 05/15/27		17	17,510
3.88%, 11/15/27		13	12,967
4.88%, 01/15/28(f)		479	490,975

			1,575,619

Construction & Engineering — 0.3%
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 02/01/23(f)		423	419,828

Construction Materials — 0.0%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28(a)		12	11,661
H&E Equipment Services, Inc., 5.63%, 09/01/25		17	17,167

			28,828

Consumer Discretionary — 0.0%
NCL Corp. Ltd., 3.63%, 12/15/24(a)		10	6,113

Consumer Finance — 0.9%
Credito Real SAB de CV, 7.25%, 07/20/23(a)(f)		500	487,656
Muthoot Finance Ltd., 6.13%, 10/31/22(a)(f)		750	758,438

			1,246,094

Containers & Packaging — 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, 07/15/27	GBP	100	120,193
Ball Corp.:
5.25%, 07/01/25	USD	17	18,594
4.88%, 03/15/26		13	14,138
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24	EUR	100	108,982
5.50%, 04/15/24(a)(f)	USD	402	394,839
OI European Group BV, 2.88%, 02/15/25	EUR	100	108,103

			764,849

County/City/Special District/School District — 0.0%
Under Armour, Inc., 3.25%, 06/15/26	USD	10	8,827

Diversified Consumer Services — 0.3%
Pinewood Finance Co. Ltd., 3.25%, 09/30/25	GBP	200	244,103
Pinnacle Bidco PLC, 6.38%, 02/15/25		100	104,654

			348,757

Diversified Financial Services — 3.5%
Alpha Holding SA de CV(a)(f):
10.00%, 12/19/22	USD	500	462,656
9.00%, 02/10/25		325	290,164
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	113,606
ASG Finance Designated Activity Co., 7.88%, 12/03/24(a)(f)	USD	214	145,520
Barclays PLC(5 year EUR Swap + 2.45%), 2.63%, 11/11/25(j)	EUR	100	112,193
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	100	123,903
CFLD Cayman Investment Ltd., 8.60%, 04/08/24	USD	400	394,375
Credit Agricole SA(5 year USD Swap + 4.90%), 7.88%(j)(k)		200	216,962
Ford Motor Credit Co. LLC, 5.58%, 03/18/24(f)		597	602,791
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22	EUR	100	105,978
Intrum AB, 2.75%, 07/15/22		50	53,085
Level 3 Financing, Inc., 4.25%, 07/01/28(a)	USD	267	266,693
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(i)	EUR	200	224,700
Quicken Loans, Inc., 5.25%, 01/15/28(a)(f)	USD	36	37,148

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Financial Services (continued)
Scenery Journey Ltd.:
11.00%, 11/06/20	USD	200	$201,563
11.50%, 10/24/22		600	568,890
Verisure Midholding AB, 5.75%, 12/01/23	EUR	100	112,521
Vertical Midco GmbH (l):
4.38%, 07/15/27		100	112,350
(3 mo. Euribor + 4.75%), 4.75%, 07/15/27(c)		100	111,788
VZ Vendor Financing BV, 2.50%, 01/31/24		200	219,542
Wanda Group Overseas Ltd., 7.50%, 07/24/22	USD	200	186,246

			4,662,674

Diversified Telecommunication Services — 0.3%
Level 3 Financing, Inc.:
5.25%, 03/15/26		13	13,358
4.63%, 09/15/27(a)		17	17,127
Oi SA, (10% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(i)		200	166,750
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	100	113,249
4.75%, 07/30/25		100	115,670

			426,154

Electric Utilities — 2.9%
EDP — Energias de Portugal SA(5 year EUR Swap + 4.29%), 4.50%, 04/30/79(j)		200	238,463
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(a)(f)	USD	253	252,763
Energuate Trust, 5.88%, 05/03/27(a)(f)		750	738,516
Iberdrola International BV(5 year EUR Swap + 2.97%), 3.25%(j)(k)	EUR	400	475,240
Inkia Energy Ltd., 5.88%, 11/09/27(a)(f)	USD	400	394,000
Perusahaan Listrik Negara PT, 4.88%, 07/17/49(f)		200	217,982
PG&E Corp., 5.00%, 07/01/28		182	181,945
ReNew Power Ltd., 6.45%, 09/27/22		200	198,938
ReNew Power Synthetic, 6.67%, 03/12/24		200	201,312
Talen Energy Supply LLC(a)(f):
7.25%, 05/15/27		642	638,790
6.63%, 01/15/28		274	268,177

			3,806,126

Energy Equipment & Services — 0.3%
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(a)(f)		475	444,844

Entertainment — 0.0%
Netflix, Inc.(f):
4.38%, 11/15/26		17	17,683
6.38%, 05/15/29		14	16,240

			33,923

Equity Real Estate Investment Trusts (REITs) — 1.3%
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24	EUR	100	106,517
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)(f)	USD	467	441,315
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25(f)		16	15,643
Hyatt Hotels Corp., 5.38%, 04/23/25		104	110,205
Marriott International, Inc., 4.63%, 06/15/30		50	51,881
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(a)		266	271,985
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		13	13,097
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24(f)		450	465,759
4.50%, 09/01/26		9	8,913
5.75%, 02/01/27		13	13,325

Security	Par (000)		Value

Equity Real Estate Investment Trusts (REITs) (continued)
MPT Operating Partnership LP/MPT Finance Corp.:
5.25%, 08/01/26	USD	9	$9,337
5.00%, 10/15/27(f)		24	24,660
4.63%, 08/01/29(f)		16	16,080
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(a)		12	10,680
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/01/29(a)(f)		200	195,000

			1,754,397

Food & Staples Retailing — 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC:
5.75%, 03/15/25(f)		22	22,481
7.50%, 03/15/26(a)		10	10,800
4.63%, 01/15/27(a)(f)		23	23,000
5.88%, 02/15/28(a)		13	13,413
4.88%, 02/15/30(a)(f)		17	17,393
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.50%, 02/15/23(a)		13	13,163
Lamb Weston Holdings, Inc.(a)(f):
4.63%, 11/01/24		14	14,525
4.88%, 11/01/26		14	14,490
Picard Groupe SAS(3 mo. Euribor + 3.00%), 3.00%, 11/30/23(c)	EUR	100	107,707

			236,972

Food Products — 0.6%
Aramark Services, Inc.:
4.75%, 06/01/26	USD	9	8,663
5.00%, 02/01/28(a)(f)		20	19,000
Darling Ingredients, Inc., 5.25%, 04/15/27(a)		9	9,250
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(a)		33	34,794
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(a):
6.50%, 04/15/29		24	25,470
5.50%, 01/15/30		22	22,550
MHP Lux SA, 6.25%, 09/19/29(a)(f)		300	286,125
Minerva Luxembourg SA, 6.50%, 09/20/26(a)(f)		400	402,000
Pilgrim’s Pride Corp., 5.88%, 09/30/27(a)(f)		15	15,003

			822,855

Forest Products — 0.3%
Suzano Austria GmbH, 7.00%, 03/16/47(a)(f)		400	439,500

Health Care Equipment & Supplies — 0.0%
Teleflex, Inc., 4.63%, 11/15/27		9	9,515

Health Care Providers & Services — 2.1%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(a)		20	20,050
Centene Corp.:
5.38%, 06/01/26(a)(f)		31	32,136
5.38%, 08/15/26(a)		13	13,523
4.25%, 12/15/27(f)		43	44,372
4.63%, 12/15/29(f)		61	64,355
DaVita, Inc.:
5.00%, 05/01/25(f)		26	26,585
4.63%, 06/01/30(a)		422	419,974
HCA, Inc.:
5.38%, 02/01/25(f)		45	48,206
5.88%, 02/15/26(f)		26	28,503
5.38%, 09/01/26(f)		17	18,509
5.63%, 09/01/28(f)		26	29,023
5.88%, 02/01/29(f)		17	19,237
3.50%, 09/01/30		535	515,297

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Providers & Services (continued)
Molina Healthcare, Inc., 5.38%, 11/15/22	USD	12	$12,240
Select Medical Corp., 6.25%, 08/15/26(a)		360	363,942
Tenet Healthcare Corp.:
4.63%, 09/01/24(a)(f)		384	375,360
5.13%, 05/01/25(f)		25	24,130
4.88%, 01/01/26(a)(f)		654	636,832
6.25%, 02/01/27(a)(f)		26	25,805
5.13%, 11/01/27(a)(f)		26	25,654
4.63%, 06/15/28(a)		23	22,407

			2,766,140

Hotels, Restaurants & Leisure — 2.0%
1011778 BC ULC/New Red Finance, Inc.(a):
5.00%, 10/15/25		11	10,935
3.88%, 01/15/28		13	12,612
Boyd Gaming Corp.(a):
8.63%, 06/01/25		39	40,755
4.75%, 12/01/27(f)		186	159,960
Caesars Entertainment Corp., 5.00%, 10/01/24(m)		175	294,124
Cedar Fair LP, 5.25%, 07/15/29(a)		9	8,145
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op:
5.50%, 05/01/25(a)		102	102,510
5.38%, 04/15/27		9	8,055
Churchill Downs, Inc.(a):
5.50%, 04/01/27		10	9,788
4.75%, 01/15/28		9	8,685
Colt Merger Sub, Inc.(a):
5.75%, 07/01/25		68	68,388
6.25%, 07/01/25		228	226,575
8.13%, 07/01/27		146	141,072
Golden Entertainment, Inc., 7.63%, 04/15/26(a)(f)		34	31,280
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/30(f)		17	16,745
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		10	9,763
International Game Technology PLC, 6.50%, 02/15/25(a)(f)		582	595,101
IRB Holding Corp., 7.00%, 06/15/25(a)		72	74,210
MGM Resorts International:
5.75%, 06/15/25(f)		12	11,865
4.63%, 09/01/26		7	6,370
5.50%, 04/15/27(f)		12	11,550
Scientific Games International, Inc., 7.00%, 05/15/28(a)(f)		194	155,200
SeaWorld Parks & Entertainment, Inc., 8.75%, 05/01/25(a)		310	313,100
Sisal Group SpA, 7.00%, 07/31/23	EUR	69	76,661
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)	USD	9	8,663
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(a)(f):
5.50%, 03/01/25		31	28,365
5.25%, 05/15/27		16	13,832
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(a)(f)		213	190,369

			2,634,678

Household Durables — 3.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/27(a)(f)		456	484,500
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.25%, 09/15/27(a)(f)		234	223,777
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)(f)		600	624,187

Security	Par (000)		Value

Household Durables (continued)
Lennar Corp.:
4.75%, 05/30/25	USD	9	$9,608
4.75%, 11/29/27(f)		16	17,360
M/I Homes, Inc., 4.95%, 02/01/28(f)		225	223,594
Mattamy Group Corp., 5.25%, 12/15/27(a)		9	8,955
Newell Brands, Inc., 4.70%, 04/01/26(f)		35	36,729
PulteGroup, Inc.:
5.50%, 03/01/26(f)		597	651,088
5.00%, 01/15/27		10	10,700
Taylor Morrison Communities, Inc.(a)(f):
5.88%, 06/15/27		270	279,650
5.75%, 01/15/28		914	941,420
Tempur Sealy International, Inc., 5.50%, 06/15/26		10	10,100
TRI Pointe Group, Inc.:
5.25%, 06/01/27(f)		705	701,475
5.70%, 06/15/28		18	18,270
William Lyon Homes, Inc., 6.63%, 07/15/27(a)(f)		604	622,120
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24		200	197,062

			5,060,595

Household Products — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/28(a)(f)		216	212,220
Century Communities, Inc., 6.75%, 06/01/27(f)		44	44,220

			256,440

Independent Power and Renewable Electricity Producers — 1.1%
Calpine Corp.(a)(f):
4.50%, 02/15/28		588	573,300
5.13%, 03/15/28		578	566,440
Genneia SA, 8.75%, 01/20/22(a)		265	212,331
NRG Energy, Inc.:
7.25%, 05/15/26		17	17,935
6.63%, 01/15/27(f)		21	21,919
5.75%, 01/15/28		14	14,770
5.25%, 06/15/29(a)		13	13,650

			1,420,345

Industrial Conglomerates — 0.6%
Grupo KUO SAB de CV, 5.75%, 07/07/27(a)(f)		600	549,307
Vertical US Newco, Inc., 5.25%, 07/15/27(a)(l)		200	200,000

			749,307

Insurance — 1.0%
Asahi Mutual Life Insurance Co.(5 year USD Swap + 4.59%), 6.50%(j)(k)		200	212,478
ASR Nederland NV(5 year EUR Swap + 4.00%), 3.38%, 05/02/49(j)	EUR	400	465,488
Assicurazioni Generali SpA(3 mo. Euribor + 5.35%), 5.00%, 06/08/48(j)		200	250,540
AXA SA(3 mo. LIBOR GBP + 3.27%), 5.63%, 01/16/54(j)	GBP	250	377,549

			1,306,055

Interactive Media & Services — 0.1%
Netflix, Inc.(f):
5.88%, 02/15/25	USD	14	15,470
4.88%, 04/15/28		28	29,940
5.88%, 11/15/28		33	37,579
5.38%, 11/15/29(a)		16	17,523
4.88%, 06/15/30(a)		17	18,232

			118,744

Internet & Direct Marketing Retail — 0.2%
Expedia Group, Inc., 6.25%, 05/01/25(a)		193	205,598

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

IT Services — 0.0%
Outfront Media Capital LLC/Outfront Media Capital Corp.(a):
5.00%, 08/15/27	USD	11	$9,900
4.63%, 03/15/30		9	8,145

			18,045

Leisure Time — 0.4%
Carlson Travel, Inc., 6.75%, 12/15/23(a)(f)		752	488,800

Machinery — 0.4%
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(a)(f)		476	474,953
Colfax Corp., 6.00%, 02/15/24(a)		10	10,312
Terex Corp., 5.63%, 02/01/25(a)		10	9,100

			494,365

Media — 2.1%
Altice Financing SA, 2.25%, 01/15/25	EUR	100	105,047
Altice France SA, 2.50%, 01/15/25		200	213,581
AMC Networks, Inc.:
5.00%, 04/01/24	USD	17	16,830
4.75%, 08/01/25(f)		14	13,793
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(a)(f)		306	293,760
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(a)(f)		791	572,486
iHeartCommunications, Inc.:
6.38%, 05/01/26		14	13,771
5.25%, 08/15/27(a)		13	12,447
4.75%, 01/15/28(a)		9	8,303
Lamar Media Corp.:
5.75%, 02/01/26		11	11,348
3.75%, 02/15/28(a)		10	9,428
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(a)(f)		300	297,768
SES SA(5 year EUR Swap + 5.40%), 5.63%(j)(k)	EUR	400	460,597
Sirius XM Radio, Inc.(a)(f):
4.63%, 07/15/24	USD	406	416,150
5.00%, 08/01/27		54	55,192
5.50%, 07/01/29		48	50,526
TEGNA, Inc.(a)(f):
4.63%, 03/15/28		150	138,000
5.00%, 09/15/29		19	17,787
United Group BV, 4.88%, 07/01/24	EUR	100	111,217

			2,818,031

Metals & Mining — 1.5%
ArcelorMittal SA, 1.75%, 11/19/25		100	106,836
Commercial Metals Co.(f):
4.88%, 05/15/23	USD	72	72,540
5.75%, 04/15/26		21	21,525
5.38%, 07/15/27		541	547,762
FMG Resources August 2006 Pty, Ltd.(a):
4.75%, 05/15/22		13	13,251
5.13%, 03/15/23		9	9,247
5.13%, 05/15/24		13	13,390
4.50%, 09/15/27		10	10,004
Freeport-McMoRan, Inc.:
5.00%, 09/01/27		10	10,047
5.25%, 09/01/29		10	10,250
Nexa Resources SA, 5.38%, 05/04/27(a)(f)		400	386,550
Steel Dynamics, Inc., 2.40%, 06/15/25		12	12,359
thyssenkrupp AG:
1.88%, 03/06/23	EUR	43	46,328
2.88%, 02/22/24		200	216,166
Vedanta Resources Finance II PLC, 8.00%, 04/23/23	USD	200	145,845

Security	Par (000)		Value

Metals & Mining (continued)
Vedanta Resources Ltd., 7.13%, 05/31/23	USD	200	$144,750
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		200	200,020

			1,966,870

Oil, Gas & Consumable Fuels — 6.0%
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(n)		247	177,568
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)(g)(h)		318	6,360
Buckeye Partners LP:
4.13%, 03/01/25(a)(f)		87	83,456
3.95%, 12/01/26		10	9,423
Callon Petroleum Co., 6.25%, 04/15/23(f)		494	187,112
Centennial Resource Production LLC(a)(f):
5.38%, 01/15/26		834	442,020
6.88%, 04/01/27		51	27,030
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27(f)		475	521,964
Cheniere Energy Partners LP(f):
5.63%, 10/01/26		19	18,905
Series WI, 5.25%, 10/01/25		26	25,914
Cheniere Energy, Inc., (4.88% PIK), 4.88%, 05/28/21 (a)(l)(m)	USD	165	166,600
Chesapeake Energy Corp., 11.50%, 01/01/25(a)(f)(g)(h)		478	54,588
Citgo Holding, Inc., 9.25%, 08/01/24(a)(f)		38	37,810
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)(f)		42	37,642
DCP Midstream Operating LP:
5.38%, 07/15/25(f)		14	13,895
5.13%, 05/15/29		10	9,594
eG Global Finance PLC:
3.63%, 02/07/24	EUR	100	106,974
4.38%, 02/07/25		100	103,253
Endeavor Energy Resources LP/EER Finance, Inc.(a):
5.50%, 01/30/26	USD	9	8,618
5.75%, 01/30/28		17	16,320
Geopark Ltd., 6.50%, 09/21/24(a)(f)		800	731,750
Hilong Holding Ltd., 8.25%, 09/26/22		200	75,000
Matador Resources Co., 5.88%, 09/15/26(f)		18	13,320
Neptune Energy Bondco PLC, 6.63%, 05/15/25(a)(f)		200	174,000
NGPL PipeCo LLC, 7.77%, 12/15/37(a)(f)		346	422,292
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(a)		169	180,407
PDC Energy, Inc., 5.75%, 05/15/26		10	9,100
Petrobras Global Finance BV:
5.30%, 01/27/25(f)		700	725,594
6.00%, 01/27/28(f)		500	522,175
5.60%, 01/03/31		338	339,521
Petroleos Mexicanos(f):
6.88%, 08/04/26		199	188,005
5.35%, 02/12/28		300	251,325
6.50%, 01/23/29		400	347,560
Puma International Financing SA, 5.13%, 10/06/24(a)		400	343,000
Rockies Express Pipeline LLC, 6.88%, 04/15/40(a)(f)		353	334,503
Santos Finance Ltd., 5.25%, 03/13/29		200	213,458
Seven Generations Energy Ltd., 5.38%, 09/30/25(a)		25	22,000
Shelf Drilling Holdings Ltd., 8.75%, 11/15/24(a)(d)		542	406,500
SM Energy Co., 10.00%, 01/15/25(a)		168	159,496
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27(f)		21	20,790
Series WI, 4.88%, 01/15/23		17	16,745
Series WI, 5.50%, 02/15/26		14	13,580
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 02/01/25		9	8,663

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
5.88%, 04/15/26	USD	17	$16,830
5.38%, 02/01/27		9	8,685
6.50%, 07/15/27		13	13,033
5.00%, 01/15/28		13	12,225
6.88%, 01/15/29		13	13,617
5.50%, 03/01/30(a)		17	16,416
Transocean Guardian Ltd., 5.88%, 01/15/24(a)(f)		81	70,445
WPX Energy, Inc., 5.88%, 06/15/28		16	15,375
YPF SA, 8.50%, 06/27/29(a)(f)		262	191,669

			7,932,125

Oil: Crude Producers — 0.1%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 06/15/25(a)		59	57,695
Service Properties Trust, 7.50%, 09/15/25		27	28,445

			86,140

Pharmaceuticals — 0.9%
Bausch Health Cos., Inc.(a):
5.50%, 11/01/25(f)		30	30,750
5.75%, 08/15/27		9	9,540
Charles River Laboratories International, Inc., 4.25%, 05/01/28(a)		9	8,996
Elanco Animal Health, Inc.:
5.02%, 08/28/23		13	13,650
5.65%, 08/28/28		13	14,414
Jaguar Holding Co. II/PPD Development LP, 5.00%, 06/15/28(a)		39	39,926
Merck KGaA(5 year EURIBOR ICE Swap Rate + 2.94%), 2.88%, 06/25/79(j)	EUR	300	350,532
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24		200	221,046
Rossini Sarl:
(3 mo. Euribor + 3.88%), 3.88%, 10/30/25(c)		100	110,105
6.75%, 10/30/25		200	239,252
Synlab Bondco PLC(3 mo. Euribor + 4.75%), 4.75%, 07/01/25(c)		100	112,125

			1,150,336

Producer Durables: Miscellaneous — 0.1%
Boxer Parent Co., Inc., 6.50%, 10/02/25		100	115,608

Real Estate — 2.9%
Central China Real Estate Ltd.:
6.50%, 03/05/21	USD	200	199,598
6.75%, 11/08/21		200	198,682
China Aoyuan Group Ltd., 7.95%, 02/19/23		400	415,084
China SCE Group Holdings Ltd.:
8.75%, 01/15/21		200	201,688
7.25%, 04/19/23		200	198,500
CIFI Holdings Group Co. Ltd., 5.50%, 01/23/22		200	200,303
Country Garden Holdings Co. Ltd., 6.15%, 09/17/25		200	211,593
Easy Tactic Ltd.:
9.13%, 07/28/22		200	190,793
8.63%, 02/27/24		200	179,813
8.13%, 07/11/24		200	174,750
Greenland Global Investment Ltd.(3 mo. LIBOR US + 4.85%), 5.13%, 09/26/21(c)		200	197,151
JGC Ventures Pte Ltd., 10.75%, 08/30/21		200	80,000
Kaisa Group Holdings Ltd., 11.95%, 10/22/22		200	208,437
Logan Property Holdings Co. Ltd., 6.50%, 07/16/23		200	204,750
No Va Land Investment Group Corp., 5.50%, 04/27/23(m)		200	198,778
Powerlong Real Estate Holdings Ltd.:
6.95%, 04/17/21		200	201,398
7.13%, 11/08/22		200	202,042

Security	Par (000)		Value

Real Estate (continued)
Ronshine China Holdings Ltd., 8.95%, 01/22/23	USD	200	$208,875
Zhenro Properties Group Ltd., 9.15%, 03/08/22		200	204,250

			3,876,485

Real Estate Management & Development — 1.2%
Fantasia Holdings Group Co. Ltd., 11.75%, 04/17/22		400	413,492
Forestar Group, Inc., 8.00%, 04/15/24(a)(f)		699	723,465
Howard Hughes Corp., 5.38%, 03/15/25(a)(f)		17	15,820
Shimao Property Holdings Ltd., 5.60%, 07/15/26		400	421,375

			1,574,152

Road & Rail — 0.1%
Autostrade per l’Italia SpA, 5.88%, 06/09/24	EUR	100	123,295
United Rentals North America, Inc., 5.25%, 01/15/30	USD	13	13,422

			136,717

Semiconductors & Semiconductor Equipment — 0.0%
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(a)	USD	20	20,966

Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands, Inc.(a)(f):
4.63%, 05/15/24		16	15,920
4.88%, 05/15/26		16	16,120
William Carter Co., 5.63%, 03/15/27(a)		9	9,270

			41,310

Thrifts & Mortgage Finance — 0.0%
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(a)		11	10,450

Transportation Infrastructure — 0.3%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)(f)		400	355,680
Ferrovial Netherlands BV(5 year EUR Swap + 2.13%), 2.12%(j)(k)	EUR	100	105,045

			460,725

Utilities — 1.1%
Centrais Eletricas Brasileiras SA(a):
3.63%, 02/04/25(f)	USD	352	344,080
4.63%, 02/04/30		256	243,355
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	100	113,361
Huachen Energy Co. Ltd., 6.63%, 05/18/20(g)(h)	USD	200	54,000
Stoneway Capital Corp.:
10.00%, 03/01/27(a)(g)(h)		708	241,764
10.00%, 03/01/27		252	85,826
Vistra Operations Co. LLC(a)(f):
5.50%, 09/01/26		17	17,348
5.63%, 02/15/27		23	23,606
5.00%, 07/31/27		343	346,859

			1,470,199

Wireless Telecommunication Services — 0.6%
Altice France SA, 2.13%, 02/15/25	EUR	100	104,848
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31	USD	130	129,057
Sprint Corp., 7.88%, 09/15/23(f)		295	332,244
VEON Holdings BV, 4.00%, 04/09/25(a)(f)		200	206,750
VICI Properties LP/VICI Note Co., Inc.(a):
3.50%, 02/15/25		13	12,220
4.25%, 12/01/26		22	21,065
3.75%, 02/15/27		13	12,220
4.13%, 08/15/30		17	16,214

			834,618

Total Corporate Bonds — 46.3% (Cost — $66,553,251)			61,059,556

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Floating Rate Loan Interests(c) — 15.0%

Aerospace & Defense — 0.4%
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.43%, 12/09/25	USD	612	$549,050

Air Freight & Logistics — 0.9%
WestJet Airlines Ltd., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		1,081	863,559
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 02/24/25		335	325,733

			1,189,292

Airlines — 0.4%
Allegiant Travel Co., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 3.43%, 02/05/24		609	541,075

Building Products — 0.0%
Advanced Drainage Systems, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 2.44%, 07/31/26		28	26,911
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.18%, 12/14/24		29	26,938

			53,849

Commercial Services & Supplies — 0.0%
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.50%, 09/19/26		32	30,016

Communications Equipment — 0.3%
Interface Security Systems LLC, Term Loan, (3 mo. LIBOR + 1.75%), 8.75%, 08/07/23(d)		442	425,281

Construction & Engineering — 0.5%
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 3.94%, 04/12/25		625	592,547

Diversified Financial Services — 4.3%
Credito Real SAB de CV, Term Loan B, (3 mo. LIBOR + 0.35%), 4.12%, 02/17/23(d)		60	53,400
LSTAR Securities Financing, Term Loan, (1 mo. LIBOR + 0.17%), 2.17%, 05/30/22(d)		1,296	1,257,172
Opendoor GP II LLC, Mezzanine Term Loan, (Fixed + 10.00%), 10.00%, 01/23/26(d)		2,000	2,000,000
RNTR Seer Financing, Term Loan, (1 mo. LIBOR + 0.03%), 2.68%, 12/20/21(d)		1,975	1,930,839
Spectacle Gary Holdings LLC, Term Loan B, (3 mo. LIBOR + 9.00%), 11.00%, 12/23/25(d)		378	347,425

			5,588,836

Electric Utilities — 0.1%
Pacific Gas & Electric Co., 2020 Exit Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25		158	155,038

Food Products — 2.7%
Arnott’s Biscuits Ltd., AUD 2nd Lien Term Loan, (BBSY + 8.50%, 1.00% Floor), 9.50%, 12/17/27(d)	AUD	5,500	3,586,796

Health Care Providers & Services — 0.8%
Acadia Healthcare Co., Inc., 2018 Term Loan B4, 02/16/23(o)(l)	USD	904	883,708
Select Medical Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 2.68%, 03/06/25		102	96,294

			980,002

Hotels, Restaurants & Leisure — 1.3%
18 Fremont Street Acquisition LLC, Term Loan B, (3 mo. LIBOR + 8.00%), 9.50%, 08/09/25		800	699,159
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 02/02/26		173	149,353

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Caesars Resort Collection LLC, 2020 Term Loan, 06/19/25(o)(l)	USD	162	$151,977
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%), 3.25%, 10/04/23		220	174,024
Playtika Holding Corp., Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.07%, 12/10/24		583	581,459

			1,755,972

Media — 1.3%
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 0.38%), 0.38%, 12/11/26		358	335,781
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.68%, 04/15/27		178	168,072
Diamond Sports Group LLC, Term Loan, (3 mo. LIBOR + 3.25%), 3.43%, 08/24/26		613	497,592
Intelsat Jackson Holdings SA, :
2017 Term Loan B4, (PRIME + 5.50%), 8.75%, 01/02/24		306	305,086
2020 DIP Term Loan, (3 mo. LIBOR + 3.60%), 3.60%, 07/14/21		144	146,185
Lamar Media Corp., 2020 Term Loan B, (1 mo. LIBOR + 1.50%), 1.67%, 02/05/27		24	23,411
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 2.68%, 05/29/26		295	280,344

			1,756,471

Oil, Gas & Consumable Fuels — 1.0%
Buckeye Partners LP, 2019 Term Loan B, (1 mo. LIBOR + 2.75%), 2.92%, 11/01/26		558	533,347
California Resources Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 12/31/22		475	162,094
Chesapeake Energy Corp., 2019 Last Out Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 06/24/24		399	228,854
CITGO Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/01/23		397	376,324

			1,300,619

Pharmaceuticals — 0.9%
Bausch Health Cos., Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 2.94%, 11/27/25		836	807,289
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.11%, 11/15/27		353	339,720

			1,147,009

Road & Rail — 0.1%
Genesee & Wyoming Inc., Term Loan, (3 mo. LIBOR + 2.00%), 2.31%, 12/30/26		172	164,800

Total Floating Rate Loan Interests — 15.0% (Cost — $21,400,831)			19,816,653

Foreign Agency Obligations — 6.0%

Bahrain — 0.4%
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25		481	535,112

Columbia — 0.8%
Colombia Government International Bond:
8.13%, 05/21/24(f)		285	342,089
4.50%, 01/28/26(f)		512	557,600
4.13%, 05/15/51		200	201,250

			1,100,939

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Domnican Republic — 0.5%
Dominican Republic International Bond:
5.50%, 01/27/25	USD	400	$404,250
5.95%, 01/25/27		241	242,431

			646,681

Egypt — 1.3%
Egypt Government International Bond:
5.58%, 02/21/23		351	358,568
5.58%, 02/21/23(a)(f)		520	531,213
5.75%, 05/29/24(a)		230	231,006
7.50%, 01/31/27(a)(f)		257	268,806
8.50%, 01/31/47		284	277,610

			1,667,203

Indonesia — 0.9%
Indonesia Government International Bond:
4.75%, 01/08/26		277	312,404
3.50%, 01/11/28(f)		565	601,372
4.10%, 04/24/28(f)		200	221,813
4.75%, 02/11/29(f)		200	231,356

			1,366,945

Mexico — 0.2%
Mexico Government International Bond, 3.75%, 01/11/28(f)		200	208,750

Panama — 0.3%
Panama Government International Bond, 3.16%, 01/23/30		432	465,210

Paraguay — 0.3%
Paraguay Government International Bond, 5.40%, 03/30/50(a)(f)		300	340,219

Peru — 0.2%
Peruvian Government International Bond, 2.78%, 01/23/31		224	238,952

Qatar — 0.2%
Qatar Government International Bond, 4.00%, 03/14/29(a)(f)		200	230,000

Saudi Arabia — 0.4%
Saudi Government International Bond, 4.50%, 04/17/30		414	488,106

Sri Lanka — 0.1%
Sri Lanka Government International Bond, 7.55%, 03/28/30		200	128,500

Ukraine — 0.4%
Ukraine Government International Bond:
7.75%, 09/01/23		150	157,125
8.99%, 02/01/24		200	215,000
7.75%, 09/01/25		110	114,675

			486,800

Total Foreign Agency Obligations — 6.0% (Cost — $7,684,885)			7,903,417

	Shares

Investment Companies — 2.0%

Capital Markets — 2.0%
iShares iBoxx USD High Yield Corporate Bond ETF(q)		32,255	2,632,653

Total Investment Companies — 2.0% (Cost — $2,612,620)			2,632,653

Security	Par (000)		Value

Non-Agency Mortgage-Backed Securities — 16.1%

Collateralized Mortgage Obligations — 3.5%
Cascade Funding Mortgage Trust, Series 2019-RM3, Class C, 4.00%, 06/25/69(a)(b)	USD	957	$814,982
CSMC Trust,(a)(d):
0.00%, 03/25/59		903	337,500
17.59%, 09/27/66		2,311	1,397,899
RMF Buyout Issuance Trust, Series 2019-1, Class M4, 4.23%, 07/25/29(a)(b)(d)		700	661,983
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 2.17%, 02/25/38(a)(b)		3,976	1,366,521

			4,578,885

Commercial Mortgage-Backed Securities — 5.7%
Barclays Commercial Mortgage Trust, Series 2019-C3, Class D, 3.00%, 05/15/52(a)		770	472,824
Benchmark Mortgage Trust(a):
Series 2019-B14, Class 225C, 3.40%, 12/15/62(b)		392	370,529
Series 2020-B16, Class D, 2.50%, 02/15/53		267	183,146
BX Commercial Mortgage Trust, Series 2020-BXLP, Class F, (1 mo. LIBOR US + 2.00%), 2.18%, 12/15/36(a)(c)		400	379,976
Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class F, 4.89%, 05/10/36(a)(b)		750	659,552
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.65%, 10/10/34(a)(b)		750	722,868
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2020-MKST, Class E, (1 mo. LIBOR US + 2.25%), 2.43%, 12/15/36(a)(c)		500	442,698
Morgan Stanley Capital I Trust(a):
Series 2017-H1, Class D, 2.55%, 06/15/50		753	488,734
Series 2017-HR2, Class D, 2.73%, 12/15/50(d)		625	500,562
Series 2018-MP, Class E, 4.42%, 07/11/40(b)		750	539,569
Series 2019-H7, Class D, 3.00%, 07/15/52		750	464,413
Series 2019-NUGS, Class E, (1 mo. LIBOR US + 2.24%), 3.74%, 12/15/36(c)		800	704,433
US 2018-USDC, Series 2018-USDC, Class E, 4.64%, 05/13/38(a)(b)		500	417,181
Wells Fargo Commercial Mortgage Trust:
Series 2015-C28, Class D, 4.24%, 05/15/48(b)		750	492,716
Series 2020-SDAL, Class E, (1 mo. LIBOR US + 2.74%), 2.92%, 02/15/37(a)(c)		800	643,481

			7,482,682

Machinery — 0.9%
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF3, Class 1A2, 6.00%, 10/25/36(a)		1,901	1,246,016

Scientific Instruments: Control & Filter — 6.0%
225 Liberty Street Trust, Series 2016-225L, Class E, 4.80%, 02/10/36(a)(b)		750	724,636
Barclays Commercial Mortgage Trust, Series 2019-C3, Class C, 4.18%, 05/15/52		482	426,863
BBCMS Mortgage Trust, Series 2019-BWAY, Class D, (1 mo. LIBOR US + 2.16%), 2.34%, 11/25/34(a)(c)		700	659,798
BX Commercial Mortgage Trust, Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 2.83%, 10/15/36(a)(c)		1,624	1,532,739
Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class E, 4.89%, 05/10/36(a)(b)		500	488,591
COMM Commercial Mortgage Trust, Series 2013-GAM, Class E, 3.53%, 02/10/28(a)(b)		500	475,850
CSAIL Commercial Mortgage Trust:
Series 2018-C14, Class C, 5.05%, 11/15/51(b)		750	661,808
Series 2019-C17, Class D, 2.50%, 09/15/52(a)		689	457,723

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Scientific Instruments: Control & Filter (continued)
Del Amo Fashion Center Trust, Series 2017-AMO, Class D, 3.76%, 06/05/35(a)(b)	USD	500	$356,970
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 3.04%, 12/10/41(a)(b)		700	612,921
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2019-BKWD, Class E, (1 mo. LIBOR US + 2.60%), 2.78%, 09/15/29(a)(c)		365	318,044
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5, Class D, 3.00%, 06/13/52(a)		750	502,000
Morgan Stanley Capital I Trust, Series 2014-150E, Class F, 4.44%, 09/09/32(a)(b)		700	630,613

			7,848,556

Total Non-Agency Mortgage-Backed Securities — 16.1% (Cost — $24,876,621)			21,156,139

Preferred Securities — 8.1%

Capital Trusts — 8.1%

Auto Components — 0.3%
Volkswagen International Finance NV, 3.88%(j)(k)	EUR	300	335,388

Banks — 4.1%
ABN AMRO Bank NV, 4.75%(j)(k)		400	430,300
Banco Bilbao Vizcaya Argentaria SA(j)(k):
6.13%(c)(f)		400	364,500
Series 9, 6.50%	USD	200	193,000
Banco Mercantil del Norte SA, 6.75%(a)(f)(j)(k)		300	283,172
Banco Santander SA, 6.75%(j)(k)	EUR	400	460,356
Bank of East Asia Ltd., 5.88%(j)(k)	USD	250	241,050
Bankia SA(j)(k):
6.00%		200	205,995
6.38%		200	212,026
BAWAG Group AG, 5.00%(j)(k)		200	205,600
Burgan Bank SAK, 5.75%(j)(k)		200	193,625
CaixaBank SA, 6.75%(j)(k)	EUR	200	224,700
Cooperatieve Rabobank UA(j)(k):
3.25%		400	412,224
4.63%		200	226,666
Erste Group Bank AG(j)(k):
5.13%		400	437,320
8.88%		200	234,243
ING Groep NV, 6.75%(j)(k)	USD	400	409,000
Intesa Sanpaolo SpA, 7.75%(j)(k)	EUR	200	244,923
KBC Group NV, 4.25%(j)(k)		400	429,177

			5,407,877

Diversified Financial Services — 2.3%
BNP Paribas SA, 6.63%(j)(k)		200	204,000
Credit Agricole SA(j)(k):
6.50%		200	228,456
6.88%		300	309,375
Credit Suisse Group AG(a)(c)(f)(j)(k):
6.38%		350	355,425
7.50%		300	311,673
HSBC Holdings PLC, 6.25%(f)(j)(k)		450	446,625
Societe Generale SA, 7.38%(b)(k)		300	302,250
UBS Group AG, 7.00%(j)(k)		450	494,528
UniCredit SpA, 6.63%(j)(k)	EUR	400	439,288

			3,091,620

Diversified Telecommunication Services — 0.3%
Telefonica Europe BV(j)(k):
3.88%	EUR	200	224,181
4.38%		200	231,441

			455,622

Security	Par (000)			Value

Electric Utilities — 0.1%
RWE AG, 2.75%,(j)(k)	USD	100		$111,952

Insurance — 0.2%
Argentum Netherlands BV for Swiss Re Ltd., 5.75%,(j)(k)		300		326,010

Oil, Gas & Consumable Fuels — 0.3%
BP Capital Markets PLC, 3.25%(j)(k)		100		112,814
TOTAL SA, 3.37%(j)(k)	EUR	200		238,744

				351,558

Utilities — 0.5%
Electricite de France SA(j)(k):
5.00%		100		119,730
5.38%		100		120,945
Engie SA, 3.25%(j)(k)		300		352,395

				593,070

Total Capital Trusts — 8.1%				10,673,097

Total Preferred Securities — 8.1% (Cost — $11,000,161)				10,673,097

U.S. Government Sponsored Agency Securities — 1.1%

Commercial Mortgage-Backed Securities — 0.4%
FREMF Mortgage Trust, Series 2017-KGX1, Class BFX, 3.71%, 10/25/27(a)(b)	USD	500		510,825

Scientific Instruments: Control & Filter — 0.7%
FREMF Mortgage Trust, Series 2019-K99, Class C, 3.77%, 10/25/52(a)(b)		1,000		976,871

Total U.S. Government Sponsored Agency Securities — 1.1% (Cost — $1,335,794)				1,487,696

Warrants — 0.0%

Oil, Gas & Consumable Fuels — 0.0%
SM Energy Co. (Expires 06/30/23)(h)		—	(e)	1,601

Total Warrants — 0.0% (Cost — $1,840)				1,601

Total Long-Term Investments — 123.8% (Cost — $178,209,813)				163,138,673

	Shares

Short-Term Securities — 7.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(p)(q)		9,921,091		9,921,091

Total Short-Term Securities — 7.5% (Cost — $9,921,091)				9,921,091

Options Purchased — 0.1% (Cost — $202,400)				105,890

Total Investments Before Options Written — 131.4% (Cost — $188,333,304)				173,165,654

Options Written — (0.0)% (Premiums Received — $20,644)				(9,785)

Total Investments, Net of Options Written — 131.4% (Cost — $188,312,660)				173,155,869

Liabilities in Excess of Other Assets — (31.4)%				(41,378,733)

Net Assets — 100.0%				$131,777,136

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Amount is less than 500.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Perpetual security with no stated maturity date.
(l)	When-issued security.
(m)	Convertible security.
(n)	Zero-coupon bond.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Annualized 7-day yield as of period end.

(q)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,440,464	8,480,627	(b)	—	9,921,091	$9,921,091	$9,805	$—	$—
iShares iBoxx USD High Yield Corporate Bond ETF	79,255	79,000		(126,000)	32,255	2,632,653	85,799	(825,258)	(105,614)

						$12,553,744	$95,604	$(825,258)	$(105,614)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	1.25%	08/27/19	Open	$535,248	$544,469	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	08/27/19	Open	638,010	649,002	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	08/27/19	Open	623,700	634,446	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	08/27/19	Open	653,565	664,825	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	08/27/19	Open	516,810	526,561	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	08/27/19	Open	658,665	671,093	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	08/27/19	Open	503,700	511,511	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	09/09/19	Open	637,320	646,313	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	09/09/19	Open	808,890	820,304	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	09/09/19	Open	387,173	392,636	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/09/19	Open	550,361	559,297	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/09/19	Open	504,340	512,529	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	09/30/19	Open	338,183	343,401	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	09/30/19	Open	575,456	584,336	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	09/30/19	Open	442,944	449,779	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	09/30/19	Open	416,670	423,099	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	09/30/19	Open	376,875	382,690	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	09/30/19	Open	513,338	521,259	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	09/30/19	Open	390,529	396,555	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	10/10/19	Open	412,560	419,098	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	10/10/19	Open	376,320	381,860	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	10/10/19	Open	375,180	380,704	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	10/23/19	Open	270,663	274,707	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	10/23/19	Open	277,375	281,501	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.50	10/23/19	Open	247,875	251,562	Capital Trusts	Open/Demand
BNP Paribas Securities Corp.	1.17	10/23/19	Open	268,400	272,031	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	10/23/19	Open	268,400	269,995	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets LLC	1.30%	10/23/19	Open	$236,531	$239,731	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	10/23/19	Open	323,000	327,370	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	10/23/19	Open	298,285	302,321	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	10/23/19	Open	256,275	259,742	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	10/23/19	Open	257,250	260,730	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	10/23/19	Open	216,803	219,736	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	10/23/19	Open	182,000	184,462	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.14	10/30/19	Open	174,000	176,114	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	10/30/19	Open	168,500	170,730	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	11/05/19	Open	187,590	189,963	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	11/07/19	Open	416,948	422,033	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	11/15/19	Open	352,500	356,644	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	11/15/19	Open	209,233	211,759	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.35	11/19/19	Open	367,500	371,935	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.30	11/20/19	Open	545,250	551,625	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	11/26/19	Open	402,750	406,599	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.85	11/27/19	Open	375,500	378,689	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	11/27/19	Open	363,000	366,408	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	11/27/19	Open	335,760	339,414	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	12/18/19	Open	328,500	331,219	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.00	12/18/19	Open	252,000	254,086	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	12/18/19	Open	249,000	251,398	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	12/19/19	Open	661,875	668,209	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	12/19/19	Open	504,945	509,777	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	12/19/19	Open	398,500	401,884	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.25	12/19/19	Open	354,000	357,388	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.30	12/19/19	Open	361,500	365,057	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.30	12/19/19	Open	499,639	504,555	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.30	12/19/19	Open	331,000	334,257	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.30	12/19/19	Open	372,500	376,165	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.30	12/19/19	Open	328,624	331,857	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	12/23/19	Open	298,121	300,585	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	12/23/19	Open	205,500	207,198	Foreign Agency Obligations	Open/Demand
BNP Paribas Securities Corp.	1.05	12/23/19	Open	218,500	220,306	Foreign Agency Obligations	Open/Demand
BNP Paribas Securities Corp.	1.30	12/23/19	Open	261,176	263,679	Foreign Agency Obligations	Open/Demand
BNP Paribas Securities Corp.	1.30	12/23/19	Open	142,380	143,745	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.00	01/07/20	Open	616,124	620,540	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.15	01/07/20	Open	600,188	604,927	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.15	01/07/20	Open	567,092	571,569	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.10	01/15/20	Open	515,143	518,844	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.10	01/15/20	Open	276,152	278,137	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/22/20	Open	165,773	167,007	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/22/20	Open	115,876	116,739	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/22/20	Open	186,300	187,687	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/22/20	Open	179,450	180,786	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/22/20	Open	164,014	165,235	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	01/29/20	Open	190,250	191,421	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	01/29/20	Open	170,665	171,716	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	01/29/20	Open	69,475	69,903	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	01/29/20	Open	68,400	68,821	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	01/29/20	Open	67,050	67,463	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	02/07/20	Open	185,250	185,873	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.10	02/11/20	Open	311,527	313,293	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	02/11/20	Open	311,823	316,041	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.10	02/12/20	Open	274,162	275,684	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	02/13/20	Open	295,500	297,124	Foreign Agency Obligations	Open/Demand
BNP Paribas Securities Corp.	1.05	02/13/20	Open	51,638	51,911	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	02/13/20	Open	48,959	49,218	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.09	02/13/20	Open	43,860	44,099	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.09	02/13/20	Open	178,617	179,591	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	02/19/20	Open	185,250	186,145	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.15	02/19/20	Open	494,250	496,883	Corporate Bonds	Open/Demand

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	1.25%	02/19/20	Open	$22,063	$22,190	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/19/20	Open	17,338	17,437	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/19/20	Open	22,913	23,044	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/19/20	Open	23,205	23,339	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/19/20	Open	37,065	37,278	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/19/20	Open	23,270	23,404	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/19/20	Open	74,711	75,141	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/19/20	Open	33,725	33,919	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/19/20	Open	23,953	24,090	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/19/20	Open	44,700	44,957	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/19/20	Open	32,003	32,187	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/19/20	Open	28,481	28,645	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/19/20	Open	33,115	33,306	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/19/20	Open	42,806	43,053	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/19/20	Open	23,855	23,992	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/19/20	Open	32,400	32,587	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	02/25/20	Open	24,278	24,390	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	02/25/20	Open	20,786	20,882	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	02/25/20	Open	34,403	34,561	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	02/25/20	Open	21,038	21,135	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	02/25/20	Open	29,683	29,820	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	02/25/20	Open	23,280	23,388	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	02/25/20	Open	28,463	28,594	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	02/25/20	Open	27,398	27,524	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	02/25/20	Open	33,950	34,107	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	02/25/20	Open	27,545	27,672	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	02/25/20	Open	26,585	26,708	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	02/25/20	Open	32,813	32,964	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	02/25/20	Open	20,614	20,709	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	02/25/20	Open	21,131	21,229	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05	02/25/20	Open	27,586	27,714	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.15	03/03/20	Open	469,656	471,794	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	03/03/20	Open	340,515	342,234	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	03/04/20	Open	149,500	149,922	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	03/04/20	Open	154,250	154,685	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	03/04/20	Open	150,956	151,555	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	03/04/20	Open	160,250	160,964	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.35	03/04/20	Open	177,500	178,350	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.65	03/04/20	Open	42,130	42,252	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.65	03/04/20	Open	19,025	19,080	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.65	03/04/20	Open	19,793	19,850	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.65	03/04/20	Open	19,793	19,850	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.65	03/04/20	Open	16,886	16,935	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.65	03/04/20	Open	18,739	18,793	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.65	03/04/20	Open	20,134	20,192	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.99	03/04/20	Open	219,000	219,462	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.17	03/04/20	Open	179,250	180,002	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.20	03/04/20	Open	171,750	172,167	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.20	03/04/20	Open	180,500	181,275	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.20	03/04/20	Open	164,250	164,955	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.20	03/04/20	Open	166,250	166,964	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.20	03/04/20	Open	173,750	174,496	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.20	03/04/20	Open	170,500	171,232	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.20	03/04/20	Open	175,250	176,003	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.10	03/06/20	Open	193,640	194,374	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	03/16/20	Open	12,513	12,556	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	03/16/20	Open	13,360	13,406	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	03/16/20	Open	4,905	4,922	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	03/16/20	Open	10,290	10,326	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	03/16/20	Open	11,830	11,871	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	03/16/20	Open	14,004	14,052	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	03/16/20	Open	12,740	12,784	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	1.10%	03/16/20	Open	$13,600	$13,651	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	03/16/20	Open	13,600	13,647	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	03/16/20	Open	13,855	13,906	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	03/16/20	Open	15,323	15,391	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	03/17/20	Open	12,360	12,435	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	03/17/20	Open	18,233	18,343	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	03/17/20	Open	15,725	15,821	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	03/17/20	Open	10,205	10,267	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	16,363	16,483	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	14,088	14,191	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	10,860	10,940	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	12,408	12,499	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	10,365	10,441	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	15,853	15,969	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	9,775	9,847	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	16,220	16,339	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	13,965	14,068	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	14,888	14,997	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	14,740	14,849	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	9,425	9,494	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	17,553	17,682	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	15,860	15,977	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	15,831	15,948	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	15,151	15,263	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	15,620	15,735	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/17/20	Open	8,540	8,603	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.55	03/18/20	Open	175,431	176,216	Capital Trusts	Open/Demand
BNP Paribas Securities Corp.	1.15	03/18/20	Open	381,875	383,144	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.15	03/23/20	Open	584,063	585,910	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04	03/25/20	Open	331,295	332,223	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	03/26/20	Open	142,250	142,629	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	03/26/20	Open	247,125	248,937	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	04/13/20	Open	110,630	111,229	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	04/15/20	Open	188,500	188,699	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	04/15/20	Open	458,880	459,703	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	219,000	219,790	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	494,018	495,060	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	484,488	485,510	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	292,125	292,742	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.10	04/15/20	Open	170,000	170,395	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	04/15/20	Open	166,500	166,887	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	04/15/20	Open	159,500	159,870	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	04/15/20	Open	173,250	173,652	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.15	04/15/20	Open	171,750	172,488	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.15	04/15/20	Open	169,982	170,395	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.15	04/15/20	Open	202,716	203,208	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	04/15/20	Open	174,500	174,942	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	04/15/20	Open	391,748	392,740	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	04/15/20	Open	357,986	358,893	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	04/15/20	Open	155,000	155,393	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	04/15/20	Open	183,750	184,216	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.25	04/15/20	Open	427,700	428,829	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.25	04/15/20	Open	599,375	600,957	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/15/20	Open	303,000	303,800	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/15/20	Open	241,495	242,132	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/15/20	Open	445,000	446,174	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/15/20	Open	258,395	259,077	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/15/20	Open	332,500	333,377	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	04/15/20	Open	324,000	325,026	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	04/15/20	Open	190,000	190,602	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	05/08/20	Open	56,919	57,025	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	05/08/20	Open	38,829	38,900	Corporate Bonds	Open/Demand

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas Securities Corp.	1.25%	05/11/20	Open	$98,776	$98,947	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	05/12/20	Open	130,750	130,968	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	05/29/20	Open	196,573	196,817	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.94	06/30/20	Open	132,050	133,517	Corporate Bonds	Open/Demand

				$45,607,968	$46,020,664

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Ultra Note	12	09/21/20	$1,890	$18,879
U.S. Long Bond	1	09/21/20	179	1,655
U.S. Ultra Bond	41	09/21/20	8,944	33,926

				54,460

Short Contracts
10-Year U.S. Treasury Note	7	09/21/20	974	(3,666)
2-Year U.S. Treasury Note	10	09/30/20	2,208	(455)
5-Year U.S. Treasury Note	54	09/30/20	6,790	(15,272)

				(19,393)

				$35,067

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	775,000	USD	869,961	BNP Paribas S.A.	07/06/20	$822
EUR	305,000	USD	334,690	Morgan Stanley & Co. International PLC	07/06/20	8,005
GBP	895,000	USD	1,102,444	Morgan Stanley & Co. International PLC	07/06/20	6,577
USD	344,080	EUR	305,000	Morgan Stanley & Co. International PLC	07/06/20	1,384
USD	13,149,643	EUR	11,686,234	Deutsche Bank AG	08/05/20	10,472

						27,260

EUR	11,686,234	USD	13,141,322	Deutsche Bank AG	07/06/20	(10,775)
USD	59,300	EUR	53,000	Deutsche Bank AG	07/06/20	(250)
USD	12,829,592	EUR	11,686,234	Deutsche Bank AG	07/06/20	(300,955)
USD	468,329	EUR	420,740	JPMorgan Chase Bank N.A.	07/06/20	(4,411)
USD	198,870	EUR	178,000	Morgan Stanley & Co. International PLC	07/06/20	(1,130)
USD	926,093	EUR	832,000	UBS AG	07/06/20	(8,734)
USD	1,104,860	GBP	895,000	Morgan Stanley & Co. International PLC	07/06/20	(4,161)
EUR	305,000	USD	344,301	Morgan Stanley & Co. International PLC	08/05/20	(1,380)
USD	870,532	EUR	775,000	BNP Paribas S.A.	08/05/20	(823)
USD	1,102,637	GBP	895,000	Morgan Stanley & Co. International PLC	08/05/20	(6,601)
USD	3,767,406	AUD	5,472,500	Morgan Stanley & Co. International PLC	09/16/20	(10,149)

						$(349,369)

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
iShares iBoxx USD Investment Grade Corporate Bond ETF	650	07/17/20	USD	82.00	USD	5,305	$44,200

Put
SPDR S&P 500 ETF Trust	190	07/17/20	USD	295.00	USD	5,859	57,190
iShares Russell 2000 ETF	150	07/17/20	USD	120.00	USD	2,148	4,500

							61,690

							$105,890

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	190	07/17/20	USD	265.00	USD	5,859	$(9,785)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.33.V1	5.00%	Quarterly	12/20/24	CCC-	USD	6,670	$(28,428)	$(521,621)	$493,193
CDX.NA.HY.34.V6	5.00	Quarterly	06/20/25	B	USD	1,045	(5,902)	(71,316)	65,414

							$(34,330)	$(592,937)	$558,607

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	5,000	$(969,531)	$(7,994)	$(961,537)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	5,000	(969,531)	(20,485)	(949,046)

	Total							$(1,939,062)	$(28,479)	$(1,910,583)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(592,937)	$558,607	$—	$—
OTC Swaps	—	(28,479)	—	(1,910,583)	—
Options Written	N/A	N/A	10,859	—	(9,785)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts		Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$		$54,460	$—	$54,460
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—		27,260	—	—	27,260
Options purchased
Investments at value — unaffiliated(b)	—	—	105,890		—	—	—	105,890
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	558,607	—		—	—	—	558,607

	$—	$558,607	$105,890		$27,260	$54,460	$—	$746,217

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$		$19,393	$—	$19,393
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—		349,369	—	—	349,369
Options written
Options written at value	—	—	9,785		—	—	—	9,785
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received		1,939,062						1,939,062

	$—	$1,939,062	$9,785		$349,369	$19,393	$—	$2,317,609

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedules of Investments.

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(198,364)	—	$(198,364)
Forward foreign currency exchange contracts	—	—	—	315,611	—	—	315,611
Options purchased(a)	—	—	(194,487)	28,811	—	—	(165,676)
Options written	—	—	54,867	(3,774)	—	—	51,093
Swaps	—	(1,094,367)	—	—	—	—	(1,094,367)

	$—	(1,094,367)	$(139,620)	$340,648	$(198,364)	$—	$(1,091,703)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(4,878)	—	$(4,878)
Forward foreign currency exchange contracts	—	—	—	207,829	—	—	207,829
Options purchased(b)	—	—	875	—	—	—	875
Options written	—	—	(15,219)	—	—	—	(15,219)
Swaps	—	(1,697,872)	—	—	—	—	(1,697,872)

	$—	$(1,697,872)	$(14,344)	$207,829	$(4,878)	$—	$(1,509,265)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,389,203
Average notional value of contracts — short	$11,301,078
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$42,688,687
Average amounts sold — in USD	$23,906,357
Options:
Average value of option contracts purchased	$60,925
Average value of option contracts written	$4,893
Credit default swaps:
Average notional value-sell protection	$17,895,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$2,781		$46,984
Forward foreign currency exchange contracts	27,260		349,369
Options	105,890	(a)	9,785
Swaps — Centrally cleared	—		857
Swaps — OTC(b)	—		1,939,062

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$135,931		$2,346,057
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(108,671)		(57,626)

Total derivative assets and liabilities subject to an MNA	$27,260		$2,288,431

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
BNP Paribas S.A.	$822	$(822)	$—	$—	$—
Deutsche Bank AG	10,472	(10,472)	—	—	—
Morgan Stanley & Co. International PLC	15,966	(15,966)	—	—	—

	$27,260	$(27,260)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
BNP Paribas S.A.	$823	$(822)	$—	$—	$1
Deutsche Bank AG	311,980	(10,472)	—	(210,000)	91,508
JPMorgan Chase Bank N.A.	4,411	—	—	—	4,411
Morgan Stanley & Co. International PLC	1,962,483	(15,966)	—	(1,780,000)	166,517
UBS AG	8,734	—	—	—	8,734

	$2,288,431	$(27,260)	$—	$(1,990,000)	$271,171

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$35,017,441	$3,390,420	$38,407,861
Corporate Bonds	198,778	60,359,481	501,297	61,059,556
Floating Rate Loan Interests	—	10,215,740	9,600,913	19,816,653
Foreign Agency Obligations	—	7,903,417	—	7,903,417
Investment Companies	2,632,653	—	—	2,632,653
Non-Agency Mortgage-Backed Securities	—	18,258,195	2,897,944	21,156,139
Preferred Securities	—	10,673,097	—	10,673,097
U.S. Government Sponsored Agency Securities	—	1,487,696	—	1,487,696
Warrants	—	1,601	—	1,601
Short-Term Securities	9,921,091	—	—	9,921,091
Options Purchased:
Equity Contracts	105,890	—	—	105,890
Unfunded floating rate loan interests(a)	—	1,895	—	1,895
Liabilities:
Unfunded floating rate loan interests(a)	—	—	(1,434)	(1,434)

	$12,858,412	$143,918,563	$16,389,140	$173,166,115

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$558,607	$—	$558,607
Foreign currency exchange contracts	—	27,260	—	27,260
Interest rate contracts	54,460	—	—	54,460
Liabilities:
Credit contracts	—	(1,910,583)	—	(1,910,583)
Equity contracts	(9,785)	—	—	(9,785)
Foreign currency exchange contracts	—	(349,369)	—	(349,369)
Interest rate contracts	(19,393)	—	—	(19,393)

	$25,282	$(1,674,085)	$—	$(1,648,803)

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $46,020,664 are categorized as Level 2 within the disclosure hierarchy.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Fair Value Hierarchy as of Period End (continued)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Unfunded Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of December 31, 2019	$2,664,197	$128,960	$8,848,255	$2,357,381	$—	$13,998,793
Transfers into Level 3(a)	3,736,385	—	—	1,149,503	—	4,885,888
Transfers out of Level 3(b)	(2,417,334)	—	(174,834)	—	—	(2,592,168)
Accrued discounts/premiums	4,169	—	1,535	95,760	—	101,464
Net realized gain (loss)	(1,701)	—	(6,429)	14,400	—	6,270
Net change in unrealized appreciation (depreciation)(c)(d)	(1,035,058)	(150,463)	(377,454)	(796,273)	(1,434)	(2,360,682)
Purchases	513,749	542,000	2,063,403	115,562	—	3,234,714
Sales	(73,987)	(19,200)	(753,563)	(38,389)	—	(885,139)

Closing Balance, as of June 30, 2020	$3,390,420	$501,297	$9,600,913	$2,897,944	$(1,434)	$16,389,140

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020(d)	$(1,035,058)	$(150,463)	$(380,224)	$(796,273)	$(1,434)	$(2,363,452)

(a)

As of December 31, 2019, the Trust used observable inputs in determining the value of certain investments. As of June 30, 2020, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy

(b)

As of December 31, 2019, the Trust used significant unobservable inputs in determining the value of certain investments. As of June 30, 2020, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third-party pricing information in the amount of $10,048,115. A significant change in the third-party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets:
Asset-Backed Securities	$234,151	Income	Discount Rate	16%	—
Corporate Bonds	94,797	Income	Discount Rate	10%	—
Floating Rate Loan Interests(b)	6,012,077	Income	Discount Rate	10%-13%	11%

	$6,341,025

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period ended June 30, 2020, the valuation technique for investments classified as Floating Rate Loan Interests amounting to $3,589,796 changed to income approach. The investments were previously valued utilizing Transaction Price. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

Six Months Ended June 30, 2020

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

ASSETS
Investments at value — unaffiliated(a)	$419,842,705	$160,611,910
Investments at value — affiliated(b)	11,966,091	12,553,744
Cash	488,067	—
Cash pledged:
Collateral — reverse repurchase agreements	2,614,146	1,915,233
Collateral — OTC derivatives	7,212,000	1,990,000
Futures contracts	1,218,000	456,000
Centrally cleared swaps	2,849,000	1,066,000
Foreign currency at value(c)	3,417,306	1,087,240
Receivables:
Investments sold	210,276	409,448
Dividends — affiliated	1,354	1,000
Interest — unaffiliated	5,372,486	1,998,358
Principal paydowns	—	6,755
Variation margin on futures contracts	9,188	2,781
Swap premiums paid	1,936	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	351,503	27,260
OTC swaps	56,630	—
Unfunded floating rate loan interests	—	461
Prepaid expenses	1,340	614

Total assets	455,612,028	182,126,804

LIABILITIES
Bank overdraft	—	165,796
Options written at value(d)	24,720	9,785
Reverse repurchase agreements at value	103,771,565	46,020,664
Payables:
Investments purchased	4,083,664	1,488,265
Distribution fees	—	31,126
Investment advisory fees	452,443	179,794
Trustees’ and Officer’s fees	1,323	313
Other accrued expenses	155,390	117,653
Variation margin on futures contracts	130,760	46,984
Variation margin on centrally cleared swaps	33,517	857
Swap premiums received	3,491,141	28,479
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,085,043	349,369
OTC swaps	3,361,858	1,910,583
Unfunded floating rate loan interests	3,229	—

Total liabilities	116,594,653	50,349,668

NET ASSETS	$339,017,375	$131,777,136

NET ASSETS CONSIST OF
Paid-in capital(e)	$418,261,008	$160,299,027
Accumulated loss	(79,243,633)	(28,521,891)

NET ASSETS	$339,017,375	$131,777,136

Net asset value per share	$79.86	$81.33

(a) Investments at cost — unaffiliated	$457,430,556	$175,799,593
(b) Investments at cost — affiliated	$11,908,219	$12,533,711
(c) Foreign currency at cost	$3,430,030	$1,089,276
(d) Premiums received	$52,153	$20,644
(e) Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	4,245,150	1,620,238

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Operations  (unaudited)

Six Months Ended June 30, 2020

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

INVESTMENT INCOME
Dividends — affiliated	$51,850	$95,604
Dividends — unaffiliated	—	59,595
Interest — unaffiliated	16,247,035	5,494,622
Foreign taxes withheld	(33,678)	(15,435)

Total investment income	16,265,207	5,634,386

EXPENSES
Investment advisory	3,103,183	1,196,891
Professional	91,970	50,754
Accounting services	39,805	21,016
Custodian	38,546	10,336
Transfer agent	28,797	7,646
Trustees and Officer	12,818	5,435
Printing	1,394	11,185
Service and distribution	—	171,858
Miscellaneous	79,200	9,037

Total expenses excluding interest expense	3,395,713	1,484,158
Interest expense	1,154,534	463,900

Total expenses	4,550,247	1,948,058
Less fees waived and/or reimbursed by the Manager	(9,145)	(28,867)

Total expenses after fees waived and/or reimbursed	4,541,102	1,919,191

Net investment income	11,724,105	3,715,195

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(418,938)	(198,364)
Forward foreign currency exchange contracts	843,965	315,611
Foreign currency transactions	168,694	27,813
Investments — affiliated	659,026	(825,258)
Investments — unaffiliated	(18,524,834)	(7,542,188)
Options written	135,557	51,093
Swaps	(3,180,632)	(1,094,367)

	(20,317,162)	(9,265,660)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(354,047)	(4,878)
Forward foreign currency exchange contracts	690,153	207,829
Foreign currency translations	71,486	(5,253)
Investments — affiliated	57,872	(105,614)
Investments — unaffiliated	(46,625,972)	(18,558,202)
Options written	(41,899)	(15,219)
Swaps	(8,633,776)	(1,697,872)
Unfunded floating rate loan interests	(10,496)	(2,616)

	(54,846,679)	(20,181,825)

Net realized and unrealized loss	(75,163,841)	(29,447,485)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(63,439,736)	$(25,732,290)

See notes to financial statements.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Multi-Sector Opportunities Trust			BlackRock Multi-Sector Opportunities Trust II
	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)		Period from 04/16/19(a) to 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,724,105		$27,167,059	$3,715,195		$4,781,145
Net realized gain (loss)	(20,317,162)		1,555,955	(9,265,660)		1,027,966
Net change in unrealized appreciation (depreciation)	(54,846,679)		41,497,624	(20,181,825)		3,386,931

Net increase (decrease) in net assets resulting from operations	(63,439,736)		70,220,638	(25,732,290)		9,196,042

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and realized gain	(15,939,971	)(c)	(33,023,689)	(5,973,635	)(c)	(6,012,008)
From return of capital	—		(809,445)	—		(878,536)

Decrease in net assets resulting from distributions to shareholders	(15,939,971)		(33,833,134)	(5,973,635)		(6,890,544)

CAPITAL SHARE TRANSACTIONS
Net proceeds from issuance of shares	—		—	—		154,453,459
Reinvestment of distributions	2,625,079		6,098,597	2,785,803		3,838,301
Repurchase of shares resulting from tender offers	(15,150,316)		(33,328,203)	—		—

Net increase (decrease) in net assets derived from capital share transactions	(12,525,237)		(27,229,606)	2,785,803		158,291,760

NET ASSETS
Total increase (decrease) in net assets	(91,904,944)		9,157,898	(28,920,122)		160,597,258
Beginning of period	430,922,319		421,764,421	160,697,258		100,000

End of period	$339,017,375		$430,922,319	$131,777,136		$160,697,258

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Cash Flows  (unaudited)

Six Months Ended June 30, 2020

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

CASH PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(63,439,736)	$(25,732,290)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	158,494,341	61,221,012
Purchases of long-term investments	(71,020,754)	(39,187,670)
Net proceeds from sales (purchases) of short-term securities	1,654,622	(6,660,525)
Amortization of premium and accretion of discount on investments and other fees	300,146	61,354
Premiums received from options written	132,912	45,159
Premiums paid on closing options written	(17,199)	(6,552)
Net realized loss on investments	17,730,251	8,316,353
Net unrealized appreciation on investments, options written, swaps and foreign currency translations	52,569,783	20,384,405

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	18,956	1,655
Interest — unaffiliated	1,595,327	487,017
Variation margin on futures contracts	66,903	19,141
Swap premiums paid	321	—
Prepaid expenses	1,945	873

Increase (Decrease) in Liabilities:
Cash received
Collateral — reverse repurchase agreements	(1,784,000)	—
Collateral — OTC derivatives	(10,000)	—
Payables:
Interest expense and fees	(335,039)	167,712
Investment advisory fees	(795,645)	(235,392)
Service and distribution fees	—	(6,697)
Trustees’ and Officer’s fees	635	313
Variation margin on futures contracts	130,760	46,984
Variation margin on centrally cleared swaps	22,410	(2,261)
Other accrued expenses	(131,629)	(45,994)
Swap premiums received	(100,130)	28,479

Net cash provided by operating activities	95,085,180	18,903,076

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(13,314,892)	(3,187,832)
Payments on redemption of Common Shares	(15,150,316)	—
Increase in bank overdraft	—	94,127
Net borrowing of reverse repurchase agreements	(55,978,517)	(9,945,436)

Net cash used for financing activities	(84,443,725)	(13,039,141)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(33,413)	$(2,964)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	10,608,042	5,860,971
Restricted and unrestricted cash and foreign currency at beginning of period	7,190,477	653,502

Restricted and unrestricted cash and foreign currency at end of period	$17,798,519	$6,514,473

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,489,573	$296,188

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$2,625,079	$2,785,803

See notes to financial statements.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2020

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$488,067	$—
Cash pledged:
Collateral — reverse repurchase agreements	2,614,146	1,915,233
Collateral — OTC derivatives	7,212,000	1,990,000
Futures contracts	1,218,000	456,000
Centrally cleared swaps	2,849,000	1,066,000
Foreign currency at value	3,417,306	1,087,240

	$17,798,519	$6,514,473

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$2,870,509	$—
Cash pledged:
Collateral — OTC derivatives	374,000	—
Futures contracts	404,000	87,000
Centrally cleared swaps	2,019,000	438,000
Foreign currency at value	1,522,968	128,502

	$7,190,477	$653,502

See notes to financial statements.

FINANCIAL STATEMENTS	51

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Multi-Sector Opportunities Trust
	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19	Period from 02/23/18 (a) to 12/31/18

Net asset value, beginning of period	$98.42		$90.55	$100.00

Net investment income(b)	2.74		5.99	4.29
Net realized and unrealized gain (loss)	(17.55)		9.38	(8.11)

Net increase (decrease) from investment operations	(14.81)		15.37	(3.82)

Distributions(c)
From net investment income	(3.75	)(d)	(7.32)	(4.19)
From return of capital	—		(0.18)	(1.44)

Total distributions	(3.75)		(7.50)	(5.63)

Net asset value, end of period	$79.86		$98.42	$90.55

Total Return(e)
Based on net asset value	(14.75	)%(f)	17.35%	(3.95	)%(f)(g)

Ratios to Average Net Assets
Total expenses	2.51	%(h)(i)	2.67%	1.78	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	2.51	%(i)	2.67%	1.77	%(i)

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.87	%(i)	1.75%	1.50	%(i)

Net investment income	6.47	%(i)	6.20%	5.23	%(i)

Supplemental Data
Net assets, end of period (000)	$339,017		$430,922	$421,764

Borrowings outstanding, end of period (000)	$103,772		$160,085	$117,177

Portfolio turnover rate	14%		47%	57%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. No secondary market for the Trust’s common shares exists.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Period from 02/23/18(a) to 12/31/18
Investments in underlying funds	0.01%	—%	0.04%

(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 1.78%.

See notes to financial statements.

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Sector Opportunities Trust II
	Six Months Ended 06/30/20 (unaudited)		Period from 04/16/19 (a) to 12/31/19

Net asset value, beginning of period	$101.48		$100.00

Net investment income(b)	2.33		3.07
Net realized and unrealized gain (loss)	(18.73)		2.84

Net increase (decrease) from investment operations	(16.40)		5.91

Distributions(c)
From net investment income	(3.75	)(d)	(3.69)
From net realized gain	—		(0.18)
From return of capital	—		(0.56)

Total distributions	(3.75)		(4.43)

Net asset value, end of period	$81.33		$101.48

Total Return(e)
Based on net asset value(f)	(15.86)%		5.99%

Ratios to Average Net Assets(g)
Total expenses	2.83	%(i)	2.07	%(h)(i)

Total expenses after fees waived and/or reimbursed	2.79%		2.04	%(i)

Total expenses after fees waived and/or reimbursed and excluding interest expense	2.12%		1.77	%(i)

Net investment income	5.40%		4.30	%(i)

Supplemental Data
Net assets, end of period (000)	$131,777		$160,697

Borrowings outstanding, end of period (000)	$46,021		$55,798

Portfolio turnover rate	20%		29%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. No secondary market for the Trust’s common shares exists.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 2.09%.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Period from 04/16/19(a) to 12/31/19
Investments in underlying funds	0.04%	0.05%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Multi-Sector Opportunities Trust	MSO	Delaware	Non-diversified
BlackRock Multi-Sector Opportunities Trust II	MSO2	Delaware	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a Trust’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the ETF is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued

Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
MSO	Opendoor GP II LLC	$10,666,667	$10,666,667	$10,666,667	$—
	Spectacle Gary Holdings LLC	61,622	59,921	56,692	(3,229)
MSO2	Intelsat Jackson Holdings SA	144,290	144,290	146,185	1,895
	Opendoor GP II LLC	4,000,000	4,000,000	4,000,000	—
	Spectacle Gary Holdings LLC	27,365	26,610	25,176	(1,434)

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
MSO	$134,531,703	1.73%
MSO2	54,243,037	1.72

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of MSO’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

MSO
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$(47,585,582)	$47,585,582	$—	$—
BNP Paribas S.A.	(34,674,900)	34,674,900	—	—
Credit Suisse Securities (USA) LLC	(355,256)	355,256	—	—
RBC Capital Markets, LLC	(21,155,827)	21,155,827	—	—

	$(103,771,565)	$103,771,565	$—	$—

(a)

Collateral with a value of $123,022,701 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

As of period end, the following table is a summary of MSO2’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

MSO2
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$(25,979,522)	$25,979,522	$—	$—
BNP Paribas Securities Corp.	(12,364,549)	12,364,549	—	—
Credit Suisse Securities (USA) LLC	(185,873)	185,873	—	—
RBC Capital Markets LLC	(7,490,720)	7,490,720	—	—

	$(46,020,664)	$46,020,664	$—	$—

(a)

Collateral with a value of $53,915,676 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions – Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Barrier options – Certain Trusts may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Trusts may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses,

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of each Trust’s managed assets.

For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (unaudited) (continued)

With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of each Trust for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Service and Distribution Fees: MSO2 entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Agreement, MSO2 pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the month-end net assets of the common shares of MSO2.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Trusts. The ongoing service fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

Expense Waivers: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2020, the amounts waived were as follows:

	MSO	MSO2
Amounts waived	$4,382	$2,312

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended June 30, 2020, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

	MSO	MSO2
Amounts waived	$4,763	$26,555

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
MSO	$103,549	$1,106,466	$(154,774)
MSO2	50,935	—	—

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, including paydowns/payups and excluding short-term securities, were as follows:

	MSO	MSO2
Purchases	$69,856,430	$36,718,755
Sales	157,326,545	59,542,724

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open, for MSO, for the period ended December 31, 2018 and the year ended December 31, 2019, and for MSO2, for the period ended December 31, 2019. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2019, MSO had non-expiring capital loss carryforwards available to offset future realized capital gains of $11,830,733.

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MSO	MSO2
Tax cost	$469,336,700	$188,372,728

Gross unrealized appreciation	$6,432,211	$2,232,737
Gross unrealized depreciation	(48,816,367)	(19,067,969)

Net unrealized appreciation (depreciation)	$(42,384,156)	$(16,835,232)

9.	BANK BORROWINGS

Each Trust is a party to an existing 364-day, $2.25 billion credit agreement with a group of lenders, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”). Under this agreement, the Trusts may borrow to fund shareholder tender offers. Excluding commitments designated for certain individual funds, the Participating Funds, including the Trusts, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. During the six months ended June 30, 2020, the Trusts did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts will terminate at the close of business on February 22, 2024 for MSO and February 28, 2025 for MSO2; however, the Board may also, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025 and February 28, 2026, respectively. The Trusts are not target term funds and thus do not seek to return their initial public offering price of $100 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $100 per common share. Because the Trusts do not list their common shares on any securities exchange, an investment in the Trusts, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

The Trusts may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trusts may not be able to readily dispose of such investments at prices that approximate those at which the Trusts could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trusts may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trusts’ net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (unaudited) (continued)

pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”) or are unrated, which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Certain Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

With respect to MSO, for the year ended December 31, 2019, common shares issued and outstanding decreased by 279,445 as a result of 342,360 shares repurchased in tender offers and net of 62,915 shares issued from dividend reinvestment. For the six months ended June 30, 2020, common shares issued and outstanding decreased by 133,313 as a result of 168,251 shares repurchased in tender offers and net of 34,938 shares issued from dividend reinvestment.

With respect to MSO2, for the period ended December 31, 2019, common shares issued and outstanding increased by 1,582,527 as a result of 1,544,535 shares issued from initial public offering and 37,992 shares issued from dividend reinvestment. For the period ended June 30, 2020, common shares issued and outstanding increased by 36,711 as a result of shares issued from dividend reinvestment.

Each Trust intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of its Board until it adopts a plan of liquidation. In a tender offer, each Trust repurchases outstanding common shares at its net asset value on the valuation date for the tender offer. In any given year, the Advisor may or may not recommend to the Board that a Trust conduct tender offers. Accordingly, there may be years in which no tender offer is made. Therefore, common shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

With respect to MSO, tender offers for the six months ended June 30, 2020 were as follows:

Commencement Date (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares
January 2, 2020	February 3, 2020	105,714	2.4%	105,714	2.4%
April 1, 2020	April 30, 2020	62,537	1.5	62,537	1.5

(a)	Date the tender offer period began.

Tendered share amounts are shown as repurchase of shares resulting from tender offers in the Statements of Changes in Net Assets.

Beginning approximately one year after the completion of MSO2’s initial public offering and ending upon the adoption of a plan of liquidation, MSO2 intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board.

As of June 30, 2020, BlackRock HoldCo 2,Inc., an affiliate of MSO, owned 1,000 shares of MSO and BlackRock Financial Management, Inc., an affiliate of MSO2, owned 1,000 shares of MSO2.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

MSO and MSO2 each conducted a quarterly tender offer for up to 2.5% of its issued and outstanding common shares.

The results of each Trust’s respective tender offer were as follows:

Commencement Date (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares
MSO July 1, 2020	July 31, 2020	61,851	1.5%	61,851	1.5%
MSO2 July 9, 2020	August 10, 2020	280,075	17.3	40,499	2.5

(a)	Date the tender offer period began

NOTES TO FINANCIAL STATEMENTS	65

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Boards of Trustees (together, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Multi-Sector Opportunities Trust (“MSO”) and BlackRock Multi-Sector Opportunities Trust II (“MSO II and together with MSO, the “Funds” and each, a “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager, BlackRock International Limited (“BIL”) and each Fund and (2) the Manager and BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisors”) and each Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, in light of each Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered MSO’s performance relative to MSO’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for the one-year and since-inception periods reported, MSO outperformed and underperformed, respectively, its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for MSO, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MSO’s underperformance relative to its total return target during the applicable period.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	67

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Board reviewed and considered MSO II’s performance relative to MSO II’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for the since-inception period reported, MSO II outperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for MSO II, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MSO’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to MSO. The Board noted that MSO’s contractual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the supplemental peer group.

The Board noted that MSO II’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to MSO II. The Board noted that MSO II’s contractual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the supplemental peer group.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2021, and the Sub-Advisory Agreements among the Manager, the Sub-Advisors and each Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	69

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

BlackRock (Singapore) Limited

079912 SIngapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.(a)

Canton, MA 02021

BNY Mellon Investment Servicing (US) Inc.(b)

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MSO.
(b)	For MSO2.

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular quarter may be more or less than the amount of net investment income earned by the Trusts during such quarter. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Each Trust’s current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statement of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

Except if noted otherwise herein, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	71

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

USD	United States Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

LIBOR	London Interbank Offered Rate

PIK	Payment-In-Kind

S&P	Standard & Poor’s

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MSO-6/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no applicable purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

2

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Opportunities Trust II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Opportunities Trust II

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Opportunities Trust II

Date: September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Opportunities Trust II

Date: September 4, 2020

4